UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant:	☒
Filed by a Party other than the Registrant:	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MDC PARTNERS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

Aggregate number of securities to which transaction applies:

(2)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(3)	Proposed maximum aggregate value of transaction:

(4)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MDC PARTNERS INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT an annual and special meeting (the “Meeting”) of the shareholders of MDC Partners Inc. (“MDC Partners” or the “Company”) will be held at the Core Club, 66 E. 55th Street, New York, N.Y. on Tuesday, June 2, 2009 at 10:30 a.m. (New York City time) for the following purposes:

1.	To receive the consolidated financial statements of MDC Partners for the fiscal year ended December 31, 2008, together with the report of the auditors thereon;
2.	To elect seven (7) directors of MDC Partners;
3.	To appoint auditors;
4.	To approve an amendment to the Company’s 2005 Stock Incentive Plan;
5.	To approve an amendment to the Company’s Stock Appreciation Rights Plan; and
6.	To transact such further and other business as may properly come before the Meeting or any adjournment thereof.

The accompanying Proxy Statement and Management Information Circular provides additional information to the matters to be dealt with at the Meeting and is deemed to form part of this notice. Attendance and voting are limited to shareholders of record at the close of business on April 9, 2009.

Shareholders who are unable to attend the meeting in person are asked to complete, date and sign the enclosed form of proxy and to return it promptly in the envelope provided.

Proxies to be used at the Meeting must be received by CIBC Mellon Trust Company, Attn: Proxy Department, P.O. Box 721, Agincourt, Ontario M1S 0A1, or by fax to (416) 368-2502, not later than 5:00 p.m. (Eastern Daylight Time) on Monday, June 1, 2009 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting).

By order of the Board of Directors

MITCHELL S. GENDEL,
General Counsel and Corporate Secretary

Toronto, Ontario
April 28, 2009

MDC PARTNERS INC.

PROXY STATEMENT AND
MANAGEMENT INFORMATION CIRCULAR

Annual and Special Meeting of Shareholders
to be held on June 2, 2009

GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

This Proxy Statement and Management Information Circular (the “Circular”) is furnished in connection with the solicitation of proxies by the management of MDC Partners Inc. (“MDC Partners”) for use at the annual and special meeting of shareholders of MDC Partners to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders, and any adjournments thereof. Such meeting is hereinafter referred to as the “Meeting”. The information contained in this Circular is given as of the date hereof, except as otherwise noted herein. The address of the registered and principal executive office of MDC Partners is 45 Hazelton Avenue, Toronto, Ontario M5R 2E3. This Circular, the accompanying notice and the enclosed form of proxy are expected to first be mailed to shareholders on or about Wednesday, April 29, 2009.

Management expects that proxies will be solicited primarily by mail. Employees of MDC Partners or persons retained by MDC Partners for that purpose may also solicit proxies personally or by telephone. If a holder holds his, her or its shares in the name of a bank, broker or other nominee, see “Beneficial Owners” below.

MANNER IN WHICH PROXIES WILL BE VOTED

The shares represented by the accompanying form of proxy, if the same is properly executed in favor of Messrs. Nadal and Gendel, the management nominees, and received at the offices of CIBC Mellon Trust Company, Attn: Proxy Department, P.O. Box 721, Agincourt, Ontario M1S 0A1 (the “Transfer Agent”) not later than 5:00 p.m. (Eastern Daylight Time) on Monday, June 1, 2009 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting), will be voted or withheld from voting at the Meeting and, subject to Section 152 of the Canada Business Corporations Act, where a choice is specified in respect of any matter to be acted upon, will be voted in accordance with the specifications made. In the absence of such a specification, such shares will be voted (i) FOR the election of all seven nominees for the Board of Directors of MDC Partners; (ii) FOR the appointment of BDO Seidman, LLP as auditors of MDC Partners and to authorize the directors to fix their remuneration; (iii) FOR the approval of the proposed amendments to the 2005 Stock Incentive Plan and (iv) FOR the approval of the proposed amendment to the Stock Appreciation Rights Plan (the “SAR Plan”).

The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders, and with respect to other matters which may properly come before the Meeting. At the date hereof, management knows of no such amendments, variations or other matters.

At any meeting of shareholders (including the 2009 Annual and Special Meeting of Shareholders), a quorum for the transaction of business will be not less than 33 1/3% of the shares entitled to vote at the meeting, represented either in person or by proxy. Only a shareholder of record at the close of business on April 9, 2009 (the “record date”) will be entitled to vote, or grant proxies to vote, such Class A Subordinate Voting Shares (“Class A Shares”) or Class B Shares at the Meeting (subject, in the case of voting by proxy, to the timely deposit of his or her executed form of proxy as described herein).

All matters (other than the resolution relating to the proposed amendments to the 2005 Stock Incentive Plan and the Stock Appreciation Rights Plan) are ordinary resolutions which must be passed by at least a majority of the votes cast by shareholders present in person or represented by proxy who voted in respect of the ordinary resolution at the Meeting. The resolutions relating to the amendments to the 2005 Stock Incentive Plan or the SAR Plan must be passed by at least a majority of the votes cast by shareholders present in person or represented by proxy who voted in respect of that resolution at the Meeting, excluding votes attaching to shares beneficially held by individuals who will be entitled to receive shares under the 2005 Stock Incentive Plan or the SAR Plan and who are “insiders” of MDC Partners or “associates” of insiders of MDC Partners. An automated system administered by the Transfer Agent tabulates the votes.

Important notice regarding the availability of Proxy Materials for the Annual and Special Meeting of Shareholders to be held on June 2, 2009: this Proxy Statement and the 2008 Annual Report to Shareholders are available on our website at http://www.mdc-partners.com/investors.html.

ALTERNATE PROXY

Each shareholder has the right to appoint a person other than the persons named in the accompanying form of proxy, who need not be a shareholder, to attend and act for him or her and on his or her behalf at the Meeting. Any shareholder wishing to exercise such right may do so by inserting in the blank space provided in the accompanying form of proxy the name of the person whom such shareholder wishes to appoint as proxy and by duly depositing such proxy, or by duly completing and depositing another proper form of proxy and depositing the same with the Transfer Agent at the address and within the time specified under “Manner In Which Proxies Will Be Voted” above.

REVOCABILITY OF PROXY

A shareholder giving a proxy has the power to revoke it. Such revocation may be made by the shareholder by duly executing another form of proxy bearing a later date and duly depositing the same before the specified time, or may be made by written instrument revoking such proxy executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized, and deposited either at the corporate office of MDC Partners, 45 Hazelton Avenue, Toronto, Ontario M5R 2E3 at any time up to and including 5:00 p.m. (Eastern Daylight Time) on the last business day preceding the date of the Meeting or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof. If such written instrument is deposited with the chairman of the Meeting on the day of the Meeting or any adjournment thereof, such instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy.

BENEFICIAL OWNERS

Most shareholders are “beneficial owners” who are non-registered shareholders. Their shares are registered in the name of an intermediary, such as a securities broker, financial institution, trustee, custodian or other nominee who holds the shares on their behalf, or in the name of a clearing agency in which the intermediary is a participant (such as The Canadian Depository for Securities Limited). Intermediaries have obligations to forward meeting materials to the non-registered holders, unless otherwise instructed by the holder (and as required by regulation in some cases, despite such instructions).

Only registered shareholders or their duly appointed proxyholders are permitted to vote at the Meeting. Non-registered holders should follow the directions of their intermediaries with respect to the procedures to be followed for voting. Generally, intermediaries will provide non-registered holders with either: (a) a voting instruction form for completion and execution by the non-registered holder, or (b) a proxy form, executed by the intermediary and restricted to the number of shares owned by the non-registered holder, but otherwise uncompleted. These are procedures to permit the non-registered holders to direct the voting of the shares that they beneficially own.

If the non-registered holder wishes to attend and vote in person at the meeting, they must insert their own name in the space provided for the appointment of a proxyholder on the voting instruction form or proxy form provided by the intermediary, and carefully follow the intermediary’s instructions for return of the executed form or other method of response.

CURRENCY

Unless otherwise stated, all amounts reported in this Proxy Statement and Management Information Circular are in U.S. dollars. Canadian dollar amounts have been translated to U.S. dollars at the following rates:

	2007	2008	2009
As at December 31st	1.0088	0.8210	—
As at March 31st	0.8661	0.9742	0.7928
Average for year ended December 31st	0.9311	0.9371	—

AUTHORIZED CAPITAL AND VOTING SHARES

The authorized capital of MDC Partners consists of an unlimited number of Class A Subordinate Voting Shares (the “Class A Shares”); an unlimited number of Class B Shares (the “Class B Shares”) (the Class A Shares and the Class B Shares are herein referred to collectively as the “shares”); and an unlimited number of non-voting Preference Shares, issuable in series, in an unlimited number of which 5,000 Series 1 Preference Shares, 700,000 Series 2 Preference Shares and an unlimited number of Series 3 Preference Shares have been designated.

As of March 31, 2009, MDC Partners has outstanding 28,041,065 Class A Shares (including restricted stock awards), 2,503 Class B Shares, no Series 1 Preference Shares, no Series 2 Preference Shares and no Series 3 Preference Shares. The holders of the Class A Shares are entitled to one vote in respect of each Class A Subordinate Voting Share held in connection with each matter to be acted upon at the Meeting and the holders of the Class B Shares are entitled to twenty votes in respect of each Class B Share held in connection with each matter to be acted upon at the Meeting. Approximately 99.8% of the aggregate voting rights attached to the issued and outstanding shares of MDC Partners are represented by the Class A Shares.

The articles of MDC Partners contain provisions providing that, in the event an offer is made to purchase Class B Shares which must, by reason of applicable securities legislation or the requirements of a stock exchange on which the Class B Shares are listed, be made to all or substantially all of the Class B Shares, and which offer is not made on identical terms, as to price per share and percentage of outstanding shares, to purchase the Class A Shares, the holders of Class A Shares shall have the right to convert such shares into Class B Shares in certain specified instances.

To the knowledge of the directors and officers of MDC Partners, no person (or group of persons) beneficially owns, directly or indirectly, or exercises control or direction over, voting securities of MDC Partners representing more than 5% of the voting rights attached to any class of voting securities of MDC Partners other than Miles S. Nadal (Chairman, CEO and President of MDC Partners); Robeco Investment Management Inc.; Goldman Capital Management Inc.; Cardinal Capital Management, LLC; Porter Orlin LLC and William Blair & Company, LLC. See “Security Ownership of Management and Certain Beneficial Owners” below for details of shares beneficially owned by these persons and entities.

EXPENSES

MDC Partners will pay all of the expenses of soliciting proxies for management. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of MDC Partners, whose directors, officers and employees will receive no compensation for such solicitation other than their regular salaries or fees. MDC Partners has retained CIBC Mellon Trust Company to aid in the solicitation of proxies. MDC Partners expects the additional expense of that assistance to be approximately $15,000. MDC Partners also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. MDC Partners will, upon request, reimburse these institutions for their reasonable charges and expenses incurred in forwarding this proxy material to beneficial owners of shares.

PARTICULARS OF MATTERS TO BE ACTED UPON

ITEM 1 — ELECTION OF DIRECTORS

Seven directors are to be elected to the Board of Directors (the “Board”) at the Meeting. Each director elected will hold office until the next annual meeting of shareholders or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the by-laws of MDC Partners. Management does not contemplate that any of the nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the accompanying proxy reserve the right to vote for another nominee in their discretion. Unless otherwise instructed, the persons named in the accompanying proxy (provided the same is duly executed in their favor and is duly deposited) intend to vote FOR the election of the nominees whose names are set forth below.

With the exception of Mr. Nadal and Mr. Pustil, the Board has determined that all of the nominees are independent under applicable Nasdaq rules and the Board’s governance principles, and are independent under applicable Canadian laws within the meaning of National Instrument 58-101 — Disclosure of Corporate Governance Practices. In addition, pursuant to applicable requirements of the Canada Business Corporations Act (the “CBCA”), MDC Partners is required to have at least 25% resident Canadian directors. Messrs. Copeland, Kirby, and Pustil are resident Canadians.

Information Concerning Nominees for Election as Directors

The following information relating to the nominees as directors, including their principal occupations and positions for the past five years and in certain cases prior years, is based partly on MDC Partners’ records and partly on information received by MDC Partners from such persons and is given as of April 9, 2009:

Miles S. Nadal, age 51, is the Chairman, Chief Executive Officer, President and founder of MDC Partners. Mr. Nadal has been a Director of MDC since August 25, 1986. Mr. Nadal is also the founder and a partner of Peerage Capital, a Canadian private equity firm, Peerage Realty Partners, and Artemis Investment Management. Mr. Nadal is active in supporting various business and community organizations including Mount Sinai Hospital, Junior Achievement of Canada, The Young Presidents Association and the Schulich School of Business. Mr. Nadal is a resident of Nassau, Bahamas, and beneficially owns 2,572,670 Class A Shares of MDC.

Robert J. Kamerschen, age 73, was the Chairman of Survey Sampling Inc., a private company which provides internet and telephone survey sampling to marketing research companies, from June 2005 until April 2009. He is the Retired Chairman and Chief Executive Officer of ADVO, Inc., a NYSE-listed direct mail microtargeting service company, which he led from 1988 until his retirement in 1999. Mr. Kamerschen currently serves on the board of directors of R.H. Donnelley Corporation, and has served in senior leadership positions in a number of public and private companies in diverse industry categories. He has previously served as a director at Linens n’ Things, Vertrue, Inc. IMS Health Inc., and Radio Shack Corporation. Mr. Kamerschen has been a Director of MDC since July 28, 2004, and he is currently MDC’s Presiding Director, Chairman of the Nominating and Corporate Governance Committee, and a member of the Human Resources & Compensation Committee. Mr. Kamerschen is a resident of New Canaan, Connecticut, and beneficially owns 157,361 Class A Shares of MDC and 8,000 restricted Class A Shares of MDC.

Clare R. Copeland, age 73, is Chief Executive Officer of Falls Management Company, a commercial development and casino operator in Niagara Falls, Ontario, a position in has held since November 2004. Previously, Mr. Copeland was Chairman and Chief Executive Officer of OSF Inc., a manufacturer of retail store interiors and Chief Executive Officer of People's Jewelers Corporation, a jewelry retailer. Mr. Copeland is also Chairman of Toronto Hydro, a trustee of RioCan Real Estate Investment Trust, and a director of several Canadian companies. Mr. Copeland has been a member of the MDC Partners Board of Directors since June 30, 2007, and serves as a member of the Audit Committee and the Human Resources & Compensation Committee. Mr. Copeland resides in Toronto, Ontario, and beneficially owns 5,000 Class A Shares of MDC.

Thomas N. Davidson, age 69, has been Chairman of NuTech Precision Metals, Inc., a specialty metals processing company, since 1987, and Chairman of Quarry Hill Group, a private investment holding company, since 1989. During the past five years, Mr. Davidson has served as a director of TLC Vision Corp, Occulogix, Inc., Azure Dynamics Corporation, and continues to serve as a director of Tear Lab. Mr. Davidson also serves on several charity and civic group boards. Mr. Davidson has been a Director of MDC since June 21, 1988. He is currently a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Davidson is a resident of Key Largo, Florida, and beneficially owns 143,899 Class A Shares of MDC and 8,000 restricted Class A Shares of MDC.

Scott L. Kauffman, age 53, is the President and Chief Executive Officer of SourceForge, Inc., a publicly-traded company which provides open source software distribution and services, and operates an e-commerce website. He is also a member of its board of directors. Most recently, Mr. Kauffman was President and CEO, and a member of the board, of PopTok, a start-up that facilitates the personalizing and digitizing of TV, movie, and music video content for use in everyday conversations. From September 2006 until its acquisition by Yahoo! Inc. in October 2007, Mr. Kauffman was President and Chief Operating Officer, and a member of the board, of BlueLithium, Inc., an Internet advertising network and performance marketing company. Prior to joining BlueLithium, Mr. Kauffman was President and CEO, and a member of the board, of Zinio Systems, Inc., a provider of digital magazine services, from July 2004 until August 2006. From February 2003 to June 2004, he was President and CEO of MusicNow, a digital music service. From April 2001 to February 2003 he was President and CEO, and a member of the board, of Coremetrics Inc., a web services provider of marketing analytics solution where he continues to serve as a member of the board. Mr. Kauffman has served in senior and executive management capacities with other digital entertainment, consumer marketing, media and technology companies, including CompuServe and Time Warner. Mr. Kauffman was appointed as a Director of MDC Partners on April 28, 2006, and currently serves on the Human Resources & Compensation Committee, and the Nominating and Corporate Governance Committee. Mr. Kauffman is a resident of Palo Alto, California and beneficially owns 8,000 restricted Class A Shares of MDC.

Michael J.L. Kirby, age 67, was a member of the Senate of Canada from 1984 until his retirement in October 2006. From 1994 to 1999, he served as Chairman of the Standing Senate Committee on Banking, Trade and Commerce. Sen. Kirby currently serves as a director of The Bank of Nova Scotia, Extendicare, Ontario Energy Savings Corporation, Indigo, and Brainhunter, Inc. He has also been Vice Chairman of the Accounting Standards Oversight Council of the Canadian Institute of Chartered Accountants. He has previously been a director of Maxxcom, Inc., Quaker Oats (Canada), Onex Packaging, Westbury Canadian Life, Cotton Ginny, RJR-Macdonald Inc., a member of the Advisory Board of AT&T Enterprises (Canada), Nissan (Canada), and other private companies. Sen. Kirby has been a Director of MDC since April 22, 2004. He is a member of the Audit Committee, the Nominating and Corporate Governance Committee, and is the Chairman of the Human Resources & Compensation Committee. Sen. Kirby is a resident of Ottawa, Ontario, and beneficially owns 5,381 Class A Shares of MDC.

Stephen M. Pustil, age 65, is Vice Chairman of MDC Partners, a position he has held since 1992. He is also President of Penwest Development Corporation Limited, a real estate development and construction firm that he established in 1972. He is also a Managing Partner at Peerage Capital, President of Peerage Realty Partners, and Chairman of Artemis Investment Management. Mr. Pustil is a chartered accountant and serves on the Board of Mount Sinai Hospital. Mr. Pustil has been a Director of MDC since April 9, 1992. Mr. Pustil is a resident of Toronto, Ontario, and beneficially owns 96,016 Class A Shares of MDC.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” ELECTION OF THE PROPOSED DIRECTORS.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Class A Shares and the Class B Shares of MDC outstanding as of March 31, 2009 by each beneficial owner of more than five percent of such shares, by each of the 2009 directors of MDC and the current nominees for Board election, by each of the current executives named in the Summary Compensation Table below and by all current directors and executive officers of MDC as a group.

			Number of Voting Shares Beneficially Owned, or over which Control or Direction is Exercised(1)						Approximate Percentage of Class(5)
Name	Type of Shareholding		Class A Subordinate Voting Shares(2)		Class A Shares Underlying Options, Warrants or Similar Right Exercisable Currently or Within 60 Days(3)	Class A Shares Underlying All Options, Warrants or Similar Right(4)		Class B Shares	Class A Shares	Class B Shares
Miles S. Nadal	Direct		2,572,670	(6)	—	537,767	(7)	—	9.18%	—
	Indirect		—		—	—		—	*
Clare Copeland	Direct		5,000		5,000	29,000	(9)		*
Thomas N. Davidson	Direct		141,899	(8)	15,000	25,000		—	*	—
	Indirect		10,000
Robert J. Kamerschen	Direct		165,361	(8)	15,000	25,000		—	*	—
Scott L. Kauffman	Direct		8,000	(8)	15,000	25,000		—	*
Michael J.L. Kirby	Direct		5,000		25,000	33,000		—	*	—
	Indirect		381
Stephen M. Pustil	Direct		96,016		3,810	28,954	(7)	—	*	—
David B. Doft	Direct		70,175	(8)				—	*	—
	Indirect		1,000
Robert Dickson	Direct		162,298		92,150	135,323	(9)	—	*	—
Graham Rosenberg	Direct		—		47,625	79,536	(7)	—	*	—
	Indirect	(10)	19,128		—	—		—	*	—
Gavin Swartzman	Direct		64,789	(11)	—	36,524	(7)	—	*	—
	Indirect		7,500
All directors and officers of MDC as a group (11 persons)			3,329,217		218,585	955,104		—	12.7%	—
Robeco Investment Management Inc.(12)			3,049,200		—	—		—	10.9%
Goldman Capital Management Inc.(13)			2,030,200		—	—		—	7.2%
Cardinal Capital Management, LLC(12)			1,981,047		—	—		—	7.1%	—
Porter Orlin LLC(12)			1,648,841		—	—		—	5.9%	—
William Blair & Company, LLC(12)			1,514,972		—	—		—	5.6%	—

*	The percentage of shares beneficially owned does not exceed one percent of the outstanding shares.
(1)	Unless otherwise noted, MDC Partners believes that all persons named in the table above have sole voting power and dispositive power with respect to all shares beneficially owned by them.
(2)	This column includes Class A Shares owned directly or indirectly, but does not include Class A Shares subject to options, warrants or similar rights.
(3)	This column includes Class A Shares subject to options, warrants or similar rights that are currently exercisable or will become exercisable within 60 days after March 31, 2009.
(4)	This column includes Class A Shares subject to all outstanding options, warrants or similar rights, whether or not such options, warrants or similar rights are currently exercisable or will become exercisable within 60 days after March 31, 2009. However, this column does not include SARs, which do not represent the right to acquire shares because they may be settled, at the Board’s discretion, in either cash or Class A Shares.

(5)	For purposes of computing the percentage of outstanding shares held by each person or group named above, any shares which that person or persons has or have the right to acquire within 60 days of March 31, 2009, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(6)	Of this amount, 1,987,224 shares have been pledged pursuant to a recourse loan arrangement.
(7)	Includes restricted stock units granted in 2007 and 2008 that have not yet vested.
(8)	Includes shares of restricted stock granted in 2007 and 2008 that have not yet vested.
(9)	Includes restricted stock units granted in 2006, 2007 and in 2008 that have not yet vested.
(10)	Includes shares beneficially owned by Mr. Rosenberg’s spouse, but for which Mr. Rosenberg has shared investment power.
(11)	Of this amount, 37,415 shares have been pledged pursuant to a recourse loan arrangement.
(12)	Stock ownership of these entities is based solely on a Schedule 13G or 13G/A filed by each such entity. The address of Robeco Investment Management Inc. is 909 Third Avenue, New York, NY 10022, and its most recent Schedule 13G/A was filed on February 6, 2009. The address of Cardinal Capital Management, LLC is One Greenwich Office Park, Greenwich, CT 06831, and its most recent Schedule 13G/A was filed on February 17, 2009. The address of Porter Orlin LLC is 666 Fifth Avenue, 34th Floor, New York, NY 10103, and its most recent Schedule 13G/A was filed on February 17, 2009. The address of William Blair & Company L.L.C. is 222 West Adams, Chicago, IL 60606 and its most recent Schedule 13G was filed on January 12, 2009.
(13)	Stock ownership for this entity is based on a Schedule 13F filed on a quarterly basis. The address of Goldman Capital Management Inc. is 320 Park Avenue, New York, NY 10022 and its most recent Schedule 13F was filed on February 11, 2009.

Information about the Board and Corporate Governance

The Board oversees the management of the business and affairs of MDC Partners as provided by Canadian law. The Board conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Human Resources & Compensation Committee and the Nominating and Corporate Governance Committee. In August 2006, the Board formed a “Special Committee” of two independent directors for the purpose of conducting an internal review of the Company’s historical option grant process. Upon completion of the Special Committee’s review the Special Committee was disbanded and the Board formed an “Oversight Committee” of independent directors for the purpose of overseeing the implementation of the Special Committee’s recommendations.

The Board has established guidelines for determining director independence, and all current directors, with the exception of Messrs. Nadal and Pustil, have been determined by the Board to be independent under applicable Nasdaq rules and the Board’s governance principles, and are independent under applicable Canadian laws within the meaning of National Instrument 58-101 — Disclosure of Corporate Governance Practices.

MDC Partners has also adopted a written Code of Conduct in order to help directors, officers and employees resolve ethical issues in an increasingly complex business environment. The Code applies to all directors, officers and employees, including the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Accounting Officer, the General Counsel and any other employee with any responsibility for the preparation and filing of documents with the Securities and Exchange Commission. The Code covers topics including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws. In addition, the Board of MDC Partners adopted in 2006 a set of Corporate Governance Guidelines as a framework within which the Board and its committees conduct business.

The Company’s Corporate Governance Guidelines contain a majority vote provision, which requires that a director nominee who receives, in an uncontested election, a number of votes “withheld” that is greater than the number of votes cast “for” his or her election to offer to resign from the Board, with such resignation to become effective if the Board does not reject it within 60 days after the date of the election.

Copies of the charters of the Audit Committee, the Human Resources & Compensation Committee and the Nominating and Corporate Governance Committee, as well the Code of Conduct and Corporate Governance Guidelines, are available free of charge at MDC Partners’ website located at

http://www.mdc-partners.com/ir/governance.asp. Copies of these documents are also available in print to any shareholder upon written request to 950 Third Avenue, New York, NY 10022, Attention: Investor Relations.

Meetings

The Board held eight (8) meetings in 2008. Specifically, all current members of the Board attended not less than seven (7) of these Board meetings in 2008.

The various Board committees met the number of times shown in parentheses: Audit Committee (7); Human Resources & Compensation Committee (5); and Nominating and Corporate Governance Committee (2). Each incumbent director attended 75% or more of the aggregate of (i) meetings of the Board held during the period of the year for which he served as a director and (ii) meetings of all Board committees on which they served held during such period. MDC has a formal policy regarding attendance by directors at its annual general meetings of shareholders which states that all directors are expected to attend, provided that a director who is unable to attend such a meeting is expected to notify the Chairman of the Board in advance of any such meeting. All of the members of the Board attended the 2008 annual meeting of shareholders.

Committees of the Board

The Board currently has four committees: the Audit Committee, the Human Resources & Compensation Committee, the Nominating and Corporate Governance Committee and the Oversight Committee. The terms of reference and mandate for each committee of the Board are summarized below.

Audit Committee

The Audit Committee is composed of three members, all of whom are considered to be “unrelated” as determined under the TSX Guidelines and “independent” according to the applicable rules of Nasdaq, the Securities and Exchange Commission and applicable Canadian securities regulatory authorities. The Audit Committee reviews all financial statements, annual and interim, intended for circulation to shareholders and reports upon these to the Board. In addition, the Board may refer to the Audit Committee on matters and questions relating to the financial position of MDC Partners and its affiliates. The Audit Committee is also responsible for overseeing and reviewing with management and the independent auditor the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures; reviewing with management its compliance with prescribed policies, procedures and internal controls; and reviewing with management and the independent auditor any reportable conditions affecting internal controls, as more fully disclosed in Item 9A (Controls and Procedures) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. While the Audit Committee has the duties and responsibilities set forth above, the Audit Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditor has the responsibility of auditing the financial statements.

The current members of the Audit Committee are: Clare Copeland (Chairman), Thomas N. Davidson and Michael Kirby. The Board has determined that Mr. Kirby qualifies as an “audit committee financial expert” under the Sarbanes-Oxley Act of 2002 and applicable Nasdaq and Securities and Exchange Commission regulations. In addition, each of the members of the Audit Committee is “financially literate” as required by the Canadian Securities Administrators. The Audit Committee’s current charter is appended hereto as Exhibit A.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of four members, all of whom are considered to be “unrelated” as determined under the TSX Guidelines and “independent” according to the applicable rules of Nasdaq and the Securities and Exchange Commission. The Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to the full Board with respect to developments in the area of corporate governance and the practices of the Board. The Nominating and Corporate Governance Committee is also responsible for evaluating the performance of the Board as a whole and for reporting to the Board with respect to appropriate candidates for nominations to the Board.

The current members of the Nominating and Corporate Governance Committee are: Robert J. Kamerschen (Chairman), Thomas N. Davidson, Scott Kauffman and Michael J.L. Kirby. The Committee’s current charter is available at http://www.mdc-partners.com/investors/corporate_governance.html.

Human Resources & Compensation Committee

The Human Resources & Compensation Committee (the “Compensation Committee”) is composed of four members, all of whom are considered to be “unrelated” as determined under the TSX Guidelines, “independent” according to the applicable rules of Nasdaq and the Securities and Exchange Commission and an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and a non-employee director within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee makes recommendations to the Board on, among other things, the compensation of senior executives. The Compensation Committee discusses personnel and human resources matters including recruitment and development, management succession and benefits plans and grants awards under the SARs Plan, the 2005 Stock Incentive Plan and the 2008 Key Partners Incentive Plan (each as defined below). Salary, bonus or other payments for the benefit of senior management are reviewed and approved by the Compensation Committee. In 2005 - 2007, the Compensation Committee engaged Mercer Human Resource Consulting LLC to review and evaluate the Company’s executive compensation levels, and to make recommendations for compensation of the Company’s executive officers based on comparable industry levels, which recommendations have been implemented by the Committee. The current members of the Human Resources & Compensation Committee are: Michael J.L. Kirby (Chairman), Clare Copeland, Robert J. Kamerschen and Scott L. Kauffman. The Human Resources & Compensation Committee’s current charter is available at http://www.mdc-partners.com/investors/corporate_governance.html.

Oversight Committee

The Oversight Committee is currently composed of two members, both of whom are considered to be “unrelated” as determined under the TSX Guidelines and “independent” according to the applicable rules of Nasdaq and the Securities and Exchange Commission. The Oversight Committee is responsible for overseeing and implementing the recommendations of the Special Committee following its review of the Company’s historical option grant process. The current members of the Oversight Committee are Michael Kirby (Chairman) and Scott Kauffman.

Executive Sessions and Communications with the Board

Non-employee directors frequently meet in executive sessions without management in conjunction with each regularly scheduled Board meeting. The Company’s Presiding Director has the primary responsibility to preside over these sessions of the Board. The current non-executive Presiding Director is Robert J. Kamerschen. Additional information about the role of the Presiding Director is set forth in the Company’s Corporate Governance Guidelines, which is available free of charge at MDC Partners’ website at http://www.mdc-partners.com/ir/governance.asp. Shareholders or others who wish to communicate with the non-executive Presiding Director or any other member of the Board may do so by mail or courier, to MDC Partners Inc., c/o David B. Doft, Chief Financial Officer, 950 Third Avenue, New York, New York 10022. To facilitate a response, in appropriate circumstances, shareholders are asked to provide the following information: (i) their name; (ii) an address, telephone number, fax number and e-mail address at which they can be reached; and (iii) the number of shares or aggregate principal amount of debt that they hold, and the date those securities were acquired.

Director Nominations

The Nominating and Corporate Governance Committee identifies, selects and recommends to the Board individuals qualified to serve both on the Board and on Board committees, including persons suggested by shareholders and others. The Nominating and Corporate Governance Committee reviews the background and qualifications of those individuals who are chosen for consideration, including the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and any other relevant factors deemed appropriate. Following that review, the Nominating and Corporate Governance Committee then selects nominees and recommends them to the Board for election by the shareholders or appointment by the Board, as the case may be. The Nominating and Corporate Governance Committee also reviews the suitability of each Board member for continued service as a director when that member’s term expires or that member experiences a significant change in status (for example, a change in employment). The Nominating and Corporate Governance Committee has not implemented any particular additional policies or procedures with respect to suggestions received from shareholders with respect to Board or committee nominees.

Pursuant to its charter, the Nominating and Corporate Governance Committee may conduct or authorize investigations or studies into matters within its scope of responsibilities and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it may deem necessary from time to time. The Nominating and Corporate Governance Committee has the sole authority to retain or terminate any search firm to be used to identify director candidates, including the sole authority to approve its fees and terms, with the Company bearing the cost of such fees.

Compensation of Directors

MDC pays its directors who are not employees of MDC or any of its subsidiaries a $20,000 annual retainer. MDC also pays a fee of $2,000 for attendance at any Board or Committee meeting. Fees for director attendance at meetings are limited to two meetings per day. MDC pays an additional retainer for certain positions held by a director: $50,000 for the Presiding Director, $20,000 for the Audit Committee Chair, $5,000 for the Audit Committee financial expert, and $15,000 for other Committee Chairs. In respect of services rendered during the year ended December 31, 2008, MDC paid to such directors, in their capacity as directors, aggregate fees equal to $375,667 in 2008.

Employee directors are not entitled to any compensation in connection with their services on the Board. Neither Mr. Nadal nor Mr. Pustil (each of whom are also executive officers of the Company) is paid any fee in their respective capacity as a director of the Company.

Upon appointment to the Board of Directors, each independent director receives a grant of 25,000 stock options to acquire Class A Shares. Each year, the Compensation Committee considers an equity award grant to the independent directors of the Company. In 2008, each independent director received a grant of 4,000 restricted shares or restricted stock units under the 2005 Stock Incentive Plan. On March 6, 2009, the Company granted 10,000 SARs (Stock Appreciation Rights) with an exercise price of $3.72 to each of the Company’s then-current non-employee members of the Board of Directors, including Messrs. Copeland, Davidson, Kamerschen, Kauffman, and Kirby. These SARs will vest one-third each year following the anniversary of the grant date.

The following table sets forth the compensation paid to or earned during fiscal year 2008 by our non-management directors:

DIRECTOR COMPENSATION FOR FISCAL YEAR 2008

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)		All Other Compensation ($)	Total ($)
Clare Copeland	51,333	18,524	(1)	27,216	(2)	N/A	97,073
Thomas Davidson	44,000	29,898	(1)	22,268	(2)	N/A	96,166
Robert Kamerschen	109,000	29,898	(1)	22,268	(2)	N/A	161,166
Scott Kauffman	44,000	18,524	(1)	22,268	(2)	N/A	84,792
Michael Kirby	63,833	29,898	(1)	13,712	(2)	N/A	107,443
Jeffrey Epstein(3)	63,500	—		—		N/A	63,500
Stephen Pustil(4)	—	115,376	(1)	—		323,413	438,789

(1)	Amount shown reflects the dollar amount of compensation cost recognized by the Company for financial reporting purposes during its 2008 fiscal year, in accordance with FAS 123R, of outstanding equity awards consisting of restricted stock or restricted stock units held by our non-employee directors. In each case, the amount of compensation expense was calculated excluding forfeiture assumptions. For a discussion of the assumptions relating to these valuations, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates — Stock-Based Compensation” set forth in our annual report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”). On April 24, 2008, each of Messrs. Copeland, Davidson, Kamerschen, Kauffman, and Kirby were granted an award of 4,000 RSUs or restricted shares, the grant date fair value (as determined in accordance with FAS 123R) of which was equal to $32,000. Each of the following non-employee directors held the following number of shares of restricted stock or RSUs as of December 31, 2008, respectively: Mr. Copeland — 8,000; Mr. Davidson — 12,000; Mr. Kamerschen — 12,000; Mr. Kauffman — 8,000; and Mr. Kirby — 12,000.
(2)	Amount shown reflects the dollar amount of compensation cost recognized by the Company for financial reporting purposes during its 2008 fiscal year, in accordance with FAS 123R, of outstanding stock options held by our directors. In each case, the amount of compensation expense was calculated excluding forfeiture assumptions. For a discussion of the assumptions relating to these valuations, please see “Footnote 2 — Significant Accounting Policies” set forth in our 2008 10-K. During 2008, the Company did not grant any option awards to non-employee directors. The aggregate number of outstanding options held by non-employee directors (excluding Mr. Pustil) as of December 31, 2008 is 125,000. Each of the following non-employee directors held the following number of options as of December 31, 2008, respectively: Mr. Copeland — 25,000; Mr. Davidson — 25,000; Mr. Kamerschen — 25,000; Mr. Kauffman — 25,000; and Mr. Kirby — 25,000.
(3)	On October 2, 2008, Mr. Epstein informed the Company that he would resign from the Company’s Board of Directors effective October 31, 2008, due to his full-time commitment as the newly-appointed Chief Financial Officer of Oracle Corporation (NASDAQ: ORCL).
(4)	In 2008, Mr. Pustil was paid Cdn $312,500 in his capacity as an officer (Vice Chairman) of the Company, plus a perquisite allowance equal to Cdn $30,000 and insurance benefits equal to Cdn $4,495. On February 22, 2008, Mr. Pustil was awarded 19,182 RSUs with a grant date fair value (as determined in accordance with FAS 123R) equal to $156,717. As of December 31, 2008, Mr. Pustil had 3,810 options outstanding.

COMPENSATION DISCUSSION AND ANALYSIS

This discussion and analysis of our compensation program for named executive officers should be read in conjunction with the accompanying tables below and text disclosing the compensation awarded to, earned by or paid to the named executive officers.

The Human Resources & Compensation Committee of the Board (the “Compensation Committee”) is composed of four independent, non-employee directors. The Compensation Committee oversees the Company’s executive compensation and benefit plans and practices, including its incentive compensation and equity-based plans, and reviews and approves the Company’s management succession plans. Specifically, the Compensation Committee determines the salaries and the performance and awards under the annual bonus incentive program for the Chief Executive Officer and other named executive officers. The Compensation Committee also provides long-term incentives by granting options or other interests, including shares of restricted stock or restricted stock units under the 2005 Stock Incentive Plan and 2008 Key Partner Incentive Plan, and stock appreciation rights (SARs) under the SAR Plan.

In 2005 – 2007, the Compensation Committee retained Mercer Human Resource Consulting (“Mercer”), a compensation consulting firm, to provide objective analysis, advice and information to the Compensation Committee, including competitive market data and recommendations related to CEO and other named executive officer compensation. Mercer reports to the Compensation Committee Chairman and has direct access to Compensation Committee members. Mercer has attended Compensation Committee meetings on request and has also met with the Compensation Committee in person or by telephone in executive session without management present. In particular, the Compensation Committee worked with Mercer to structure performance-based annual and long-term incentive programs designed to retain the Company’s executive management team and to motivate them to achieve goals that increase stockholder value. The Compensation Committee sought to ensure that its incentive plans properly align management incentive compensation targets with the performance targets relevant to stockholders. The Compensation Committee also considered recent trends in executive compensation. The decisions made by the Committee are the responsibility of the Compensation Committee and may reflect factors and considerations other than the information and recommendations provided by any consultant. The Company did not engage Mercer to provide any other services in 2007 or 2008.

The following discussion and analysis focuses on our named executive officers listed in the Summary Compensation Table and other compensation tables in this Proxy Statement.

Objectives of Our Compensation Program for Named Executive Officers

The Company has used a number of elements in compensating its executives: base salary; annual bonus incentives; incentives in the form of SARs granted under the SAR Plan; and incentives in the form of financial performance-based restricted stock and restricted stock units granted pursuant to the 2005 Stock Incentive Plan.

To that end, the Compensation Committee reaffirmed its compensation strategy to:

•	Appropriately link compensation levels with the creation of stockholder value by:
•	Focusing our executives on achieving those key objectives critical to successfully implementing the Company’s business strategy and achieving annual and long-term financial performance goals;
•	Holding executives directly accountable for results by placing a significant portion of compensation in at-risk incentives based on achievement of corporate and individual performance objectives and creation of shareholder value; and
•	Aligning the interests of our executives with the interests of our shareholders.
•	Provide total compensation capable of attracting, motivating and retaining executives of outstanding talent;
•	Emphasize “at risk” pay tied to performance as a meaningful component of total compensation potential; and

•	Safeguard the Company’s business interests, including protection from adverse activities by the executive during and after employment.

The Committee has reviewed its compensation philosophy and objectives in light of the current economic environment and believes its compensation strategy remains appropriate. To accomplish these objectives, the Compensation Committee has determined that the levels of compensation available to executives who successfully enhance corporate and shareholder value should be competitive with the compensation offered by other organizations that potentially compete for their services. This is critical to our ability to recruit and retain executives who have demonstrated the qualities of leadership, a sharing of our values, and the energy and vision to guide the Company. In addition, the Compensation Committee has structured executives’ compensation to tie a significant portion of their compensation to achievement of individual performance objectives, as approved in advance by the Compensation Committee. This “pay-for-performance” approach to compensation applies throughout the organization, including at the Company’s operating partners. As discussed below in greater detail, the principal measures of our business performance to which named executive officer compensation is tied to is adjusted EBITDA (as defined below) and revenue growth and, in the case of equity incentive awards, the value returned to shareholders as measured by potential stock price appreciation.

As used in this Proxy Statement, the following terms have the following definitions:

•	“adjusted EBITDA” is a non-GAAP measure that represents MDC’s share of operating profit plus depreciation and amortization, stock-based compensation and impairment charges (less minority interests), adjusted for certain items at the discretion of the Compensation Committee. A reconciliation of “EBITDA” to the US GAAP reported results of operations for the period ended December 31, 2008, has been provided by the Company in the tables included in the Company’s Current Report on Form 8-K filed on March 6, 2009.
•	“organic revenue growth” is a non-GAAP measure that refers to growth in revenues (as compared to prior year) from sources other than acquisitions or foreign exchange impacts.
•	“free cash flow”is a non-GAAP measure that represents EBITDA less minority interest less net capital expenditures, less net cash interest, less cash taxes.
•	“net new business wins” means estimated annualized revenues to be generated from new client relationships, less estimated annualized revenues lost from the termination of client relationships, as measured within the applicable time period.

Elements of Our Compensation Arrangements for Named Executive Officers

The following table details the elements of our compensation program which are designed to achieve our compensation objectives for the named executive officers:

Compensation Program Elements	Description	How This Element Promotes Company Objectives
Base Salary	Fixed annual compensation that provides ongoing income. There were no increases in base salary in 2008 for any of the named executive officers, other than the CEO who received a $25,000 increase in accordance with his underlying Services Agreement.	Intended to be competitive with marketplace and reflect the executive’s minimum relative value to the Company.
Annual, Short-Term Incentive Awards	Opportunity to earn performance-based compensation if the Company achieves pre-set financial performance goals, and if the executive achieves pre-set individual “key performance indicators” (KPIs). For 2008, the financial performance goals were based primarily on the Company’s EBITDA, and revenue growth as compared to 2007. For all named executive officers employed during the full year, a portion of their 2008 annual incentive awards was paid in the form of cash, and for all named executive officers other than the CEO, a portion of 2008 annual incentive awards were paid in February 2009 in the form of SARs that vest over three years.	Motivate and reward achievement of annual corporate and personal objectives that build shareholder value. Long-term vesting promotes executive retention.
Long-term, financial performance-based equity incentive awards	Opportunity to earn equity incentive awards based upon three-year vesting terms and/or achievement of financial performance of the Company.
	As part of the 2007 annual incentive awards, the Compensation Committee made grants to its executive officers in February 2008 of RSUs. These awards will not vest unless the executive is an employee of the Company on the applicable vesting date, and there will be accelerated vesting if the Company achieves the specified financial performance criteria in fiscal years 2008 and/or 2009. These financial performance criteria include 5% EBITDA growth in 2008 as compared to 2007; and cumulative EBITDA growth in 2008 and 2009 of 10%, as compared to 2007. In addition, LTIP awards to the CEO in 2007 and 2008 contain vesting terms based upon the Company’s 3-year organic revenue growth and stock price appreciation as compared to the Company’s peer marketing service companies (Omnicom, WPP Group, Interpublic Group of Companies).	Promote achievement of key multi-year corporate objectives and retention; the vesting requirements of these incentive awards are designed to motivate executives to achieve goals that align the executive’s interests with shareholders.

Compensation Program Elements	Description	How This Element Promotes Company Objectives
Stock options/stock appreciation rights	Stock options represent the right to acquire shares of the Company’s Class A stock, based on an exercise price determined on the date of grant. An award of SARS represents the right to receive cash or shares of the Company based upon the appreciation of the fair market value of the stock price following the date of grant. In February 2009, a portion of the 2008 annual incentive awards paid to named executive officers was paid in the form of SARs.	More highly leveraged risk and reward alignment with shareholder value; vesting promotes executive’s retention.
Retention Awards — RSUs or Restricted Stock (time-based vesting over 3-year term)	RSUs or restricted stock (vesting over 3-year term) granted upon the hiring or promotion of an executive, or as means to assure long-term retention.	Encourage retention, particularly when business is transitioning, with longer-term vesting required; risk and reward alignment with shareholders.
Severance payments and benefits, including after a change in control	Payments and benefits upon termination of an executive’s employment in specified circumstances.	Intended to provide assurance of financial security to attract lateral hires and to retain executives, especially in disruptive circumstances, such as a change in control and leadership transitions; encourage management to consider transactions that could benefit shareholders.
Benefits	Health and welfare benefits.	Fair and competitive programs to provide family health care protection, facilitate recruitment and retention.
Perquisites	Limited personal benefits provided as an element of compensation, including a fixed “perquisite allowance” to named executive officers.	Fair and competitive programs to facilitate recruitment and retention.

In setting policies and administering the compensation of named executive officers, the Compensation Committee reviews and takes into account all elements of total compensation, benefits and perquisites. The Compensation Committee reviews reports and analyses of executive compensation in consultation with its outside advisers, Mercer Consultants, including current practices and trends among peer companies and the advertising and marketing services industry.

Other policies and practices that contribute to achieving the objectives of our compensation program include:

Stock Ownership Guidelines. The Company’s stock ownership guidelines require that each named executive officer own a significant equity stake in the Company during his employment. The Compensation Committee believes that stock ownership by senior managers strengthens their commitment to the future of the Company and further aligns their interests with shareholders. Effective March 2006, the Board adopted the following stock ownership guidelines for all officers commensurate with their level of seniority and base salary: Chief Executive Officer to own stock with a value of at least five (5) times his base salary; Chief Financial Officer, four (4) times his base salary; and each other named executive officer, at least three (3) times his base salary. An executive must reach his target ownership level within four years after becoming subject to the stock ownership guidelines. Equity awards to named executive officers made in November 2007, and CEO LTIP awards, will not be transferable unless and until the grantee satisfies his or her applicable stock ownership requirement. In April 2009, the Compensation Committee amended the stock ownership guidelines to provide that no executive officer may sell any shares of the Company’s stock that he or she owns or received in connection with any equity incentive award granted after November 1, 2007, unless he or she is in compliance with the Company’s stock ownership guidelines; provided, however, that executives may elect to have shares withheld in order to satisfy tax withholding requirements at time of vesting.

Employment Agreements. The Company has employment or services agreements with the CEO and all of the named executive officers. These agreements formalize the terms of the employment relationship, and assure the executive of fair treatment during employment and in the event of termination while requiring compliance with restrictive covenants. Employment agreements promote careful and complete documentation and understanding of employment terms, including strong protections for our business.

Business Protection Terms. The Company’s named executive officers are subject to significant contractual restrictions intended to prevent actions that potentially could harm our business, particularly after termination of employment. These business protections include obligations not to solicit clients or employees, not to disparage us, not to reveal confidential information, and to cooperate with us in litigation. Business protection provisions are included in employment agreements and in connection with compliance with the Company’s Code of Conduct.

Equity Award Grant Policies

The Board of Directors and the Compensation Committee have adopted policies and procedures governing the granting of any equity incentive awards, including the following:

•	Equity incentive awards granted to executive officers must be approved by the Compensation Committee or the full Board of Directors, and shall be made at quarterly in-person meetings and shall not be made via unanimous written consent. An attorney shall be present at each such Compensation Committee or Board meeting;
•	If grants are required to be awarded in connection with hiring new employees in between quarterly Compensation Committee meetings, such grants may be approved at a special meeting, which may be telephonic or in-person;
•	Options, SARs and other equity incentive awards shall be priced at the closing price on the date immediately prior to the date of the Compensation Committee meeting at which the grant is approved; and
•	The Company’s internal audit department, in connection with its quarterly review, shall audit any equity incentive awards granted during the fiscal quarter to ensure compliance with all policies and applicable rules and regulations.

Comparator Companies. In determining compensation opportunities and payments to executives, the Compensation Committee may, from time to time, review competitive opportunities, payments, practices and performance among a comparator group of companies. We intend that, if our executive officers achieve our targeted individual and financial corporate objectives in a given year, they will earn total direct compensation that compares favorably with the total direct compensation earned by executives performing similar functions at comparator companies. In setting 2008 compensation for the named executive officers, the Committee did not perform any formal benchmarking using a comparator group of peer companies. However, in setting certain equity awards for the CEO, the Committee did establish performance metrics that look to a small peer group of companies as discussed above under “Long-term, financial performance-based equity incentive awards.”

Incentive Awards Based on 2008 Performance

Pay-for-Performance Analysis. The Company’s compensation program is intended to reward performance relative to pre-approved individual incentive criteria and corporate financial performance criteria. The Compensation Committee determined that Company’s corporate financial performance for 2008 exceeded the previously set targets established by the Compensation Committee. Specifically, the Company’s 2008 financial performance of adjusted EBITDA was equal to $61.5 million, which amount exceeded the Company’s adjusted EBITDA target of $61.3 million for year-over-year EBITDA growth. The Company’s adjusted EBITDA in 2007 was equal to $56.9 million. In addition, the Company achieved other significant financial and strategic goals in 2008, including (i) growth in 2008 annual revenues to $585 million, up from $534 million in annual revenues in 2007; (ii) strong organic revenue growth of 8.4% for 2008, which growth exceeded the Company’s peer competitors as the target for 2008; and (iii) free cash flow equal to $32.9 million in 2008.

Calculation of 2008 Annual Incentive Awards. In determining the 2008 annual incentive awards to be paid to each of the named executive officers, following the conclusion of fiscal 2008 the Compensation Committee reviewed actual corporate and individual performance relative to the pre-approved individual incentive criteria. Such review yielded, for each named executive officer, a percentage reflecting the actual achievement of company performance goals and individual performance goals. These percentages were then applied to the target bonus amount for each such named executive officer to determine the actual bonus incentive award payable to such executive, subject to the Compensation Committee’s discretion to adjust such amount as it deems, in its sole discretion, to be appropriate. In general, the Compensation Committee seeks to allocate approximately 50% of an executive’s annual incentive award in the form of cash, and 50% in the form of equity incentive grants. For all named executive officers (other than the CEO), a significant portion of the 2008 annual incentive awards was paid in the form of SARs (stock appreciation rights), in part to create incentives that were aligned and consistent with shareholder value creation. In particular, the Compensation Committee determined to issue equity incentive awards in the form of SARS rather than restricted stock in order to ensure that management would be rewarded only if the Company's Class A shares increase in value. Each of these named executive officers received $150,000 (or Cdn$150,000 for Messrs. Dickson, Swartzman and Rosenberg) in cash, and the balance of the 2008 annual incentive award was paid in the form of SARs. These SARs grants were valued immediately prior to the grant date; have an exercise price (base price) equal to $3.72 per SAR; and vest over three years contingent upon continued employment.

The achievement of Company and individual performance goals (“KPIs”, or key performance indicators), expressed as a percentage of targeted incentive bonus award opportunity, for all named executive officers was as follows for 2008:

Named Executive Officer	Target Incentive Bonus Opportunity	Achievement of Corporate and Individual KPIs	Total Amount of 2008 Annual Incentive Award	Allocation of Incentive Award (Cash and SARs ($ Value)
Miles Nadal	Up to 250% of base salary/ annual retainer ($975,000)	100%	$2,437,500	100% cash
David Doft	Up to 100% of Base Salary ($300,000)	100%	$300,000	50% cash; 50% SARs
Robert Dickson	Up to 100% of Base Salary (Cdn $450,000)	94%	$396,393	35% cash; 65% SARs
Gavin Swartzman	Up to 100% of Base Salary (Cdn $450,000)	92%	$387,959	36% cash; 64% SARs
Graham Rosenberg	Up to 100% of Base Salary (Cdn $450,000)	89%	$375,309	37% cash; 63% SARs

Input From Senior Management. The Compensation Committee considers input from senior management in making determinations regarding the overall executive compensation program and the individual compensation of the named executive officers. As part of the Company’s annual planning process, the CEO, CFO and Vice Chairman develop targets for the Company’s incentive compensation programs and present them to the Compensation Committee. These targets are reviewed by the Compensation Committee to ensure alignment with the Company’s strategic and annual operating plans, taking into account the targeted year-over-year improvement as well as identified opportunities and risks. Based on performance appraisals, including an assessment of the achievement of pre-established financial and individual KPIs, the CEO and Vice Chairman recommend to the Compensation Committee cash and equity incentive award levels for the Company’s executive officers. Each year, the CEO and Vice Chairman present to the Compensation Committee their evaluation of each executive officer’s contribution and performance over the past year, and strengths and development needs and actions for each of the executive officers.

No Retirement Programs

The Company currently does not provide any specific retirement benefits for its senior executives, other than an opportunity for each U.S.-based executive to make individual contributions to a 401(k) Plan administered by the Company. The Company does not make or match any employee contributions to the 401(k) Plan.

Severance Policies

We provide severance protection to our senior executives in employment agreements, as detailed below under the caption “Potential Payments Upon Termination or Change-In-Control.” As discussed above, this protection is designed to be fair and competitive to aid in attracting and retaining experienced executives. We believe that the protection we provide, including the level of severance payments and post-termination benefits, is appropriate and within the range of competitive practice.

Form of Long-Term Incentives

The Compensation Committee made grants to its executive officers in March 2008 of financial performance-based restricted stock and restricted stock units. These awards will not vest unless the executive is an employee of the Company on the applicable vesting date. The vesting date is the third anniversary of the date of grant, subject to accelerated vesting if the Company achieves the specified financial performance criteria in fiscal years 2008 and 2009. These financial performance criteria include 5% EBITDA growth in 2008 as compared to 2007; and cumulative EBITDA growth in 2008 and 2009 of 10%, as compared to 2007. In addition, LTIP awards to the CEO in 2007 and 2008 contain vesting terms based upon the Company’s three-year organic revenue growth and stock price appreciation as compared to the Company’s peer marketing service companies.

Performance Goals and Metrics

In 2008, the Compensation Committee continued to use adjusted EBITDA and revenue growth as its primary financial goals for short-term incentive awards and equity incentive awards. In addition, LTIP incentive awards to the CEO in 2007 and 2008 contain vesting terms based upon the Company’s 3-year organic revenue growth and stock price appreciation as compared to the Company’s peer marketing service companies (Omnicom, WPP Group, Interpublic Group of Companies). In February 2009, the LTIP incentive award to the CEO was comprised solely of a grant of SARs, which did not contain any financial performance vesting terms. The ultimate value of such SARs award will be based upon appreciation of the Company’s Class A share price.

REPORT OF THE HUMAN RESOURCES &
COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Human Resources & Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that appears above. Based on this review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s 2008 Annual Report on Form 10-K for filing with the SEC and OSC.

The Human Resources & Compensation Committee

Michael J.L. Kirby (Chairman)
Clare Copeland
Robert J. Kamerschen
Scott L. Kauffman

Executive Compensation

This section contains information, both narrative and tabular, regarding the compensation for fiscal 2008, 2007 and 2006 for (i) our principal executive officer; (ii) our current principal financial officer; and (iii) our three other most highly compensated executive officers who were serving as executive officers as of the end of Fiscal Year 2008 (collectively, the “NEOs” or the “named executive officers”).

The Summary Compensation Table contains an overview of the amounts paid to or earned by our named executive officers during the last three fiscal years. The tables following the Summary Compensation Table — the Grants of Plan-Based Awards Table, Outstanding Equity Awards at Fiscal Year-End table, and Option Exercises and Stock Vested Table — contain details of our named executive officers’ recent equity grants, past awards, general holdings, and exercises. Finally, we have included a narrative description of potential severance payments to our named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Stock Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)		(e)(1)	(f)(2)	(g)	(i)(3)	(j)
Miles S. Nadal, Chairman, Chief Executive Officer and President(4)	2008	975,000	2,437,500		2,737,877	0	0	705,701	6,856,078
	2007	950,000	1,187,500	(5)	2,086,069	144,333	0	4,147,808	8,515,710
	2006	950,000	1,425,000	(5)	1,026,000	953,175	0	518,681	4,872,856
David B. Doft, CFO	2008	300,000	150,000		137,147	0	0	28,675	615,822
	2007	107,348	200,000		31,252	0	0	28,735	367,335
Robert Dickson, Managing Director	2008	421,704	140,568		516,048	0	0	27,494	1,105,814
	2007	418,994	139,665		467,707	0	0	14,161	1,040,527
	2006	400,748	158,670		274,654	35,097	0	15,868	885,037
Graham L. Rosenberg, Managing Director	2008	421,704	140,568		264,373	0	0	27,346	853,991
	2007	380,199	139,665		211,275	0	0	19,973	751,112
	2006	352,600	145,448		119,700	64,750	0	21,672	704,170
Gavin Swartzman, Managing Director	2008	421,704	140,568		334,548	0	0	27,692	924,512
	2007	384,078	139,665		240,568	8,640	0	18,322	791,273
	2006	330,563	136,633		119,700	55,622	0	23,855	666,373

(1)	Reflects the dollar amount of compensation cost recognized by the Company for financial reporting purposes during its 2008, 2007 and 2006 fiscal years, in accordance with FAS 123R, of outstanding equity awards consisting of restricted stock or restricted stock units (RSUs) held by our NEOs. In each case, the amount of compensation expense was calculated excluding forfeiture assumptions. For a discussion of the assumptions relating to these valuations, please see “Footnote 2 – Significant Accounting Policies” set forth in our 2008 Annual Report on Form 10-K, and the corresponding sections of the consolidated financial statements for prior fiscal years for grants made in such years.
(2)	Reflects the dollar amount of compensation cost recognized by the Company for financial reporting purposes during its 2008, 2007 and 2006 fiscal years, in accordance with FAS 123R, of outstanding options and SARs held by our NEOs. In each case, the amount of compensation expense was calculated excluding forfeiture assumptions. For a discussion of the assumptions relating to these valuations, please see “Footnote 2 – Significant Accounting Policies” set forth in our 2007 Annual Report on Form 10-K, and the corresponding sections of the consolidated financial statements for prior fiscal years for grants made in such years.
(3)	“All other compensation” is comprised of the following perquisites, personal benefits and other items for our NEOs in 2008:
(a) for Mr. Nadal, a $205,701 interest benefit received on account of interest-free loans that were grandfathered under the Sarbanes-Oxley Act of 2002, and a $500,000 perquisite allowance in respect of retirement benefits and employee health benefits. In addition to the amounts set forth in the table, (i) in 2008 certain Company-owned artwork was kept off the Company’s premises at locations under Mr. Nadal’s control. Mr. Nadal has agreed to return and/or pay to the Company an amount equal to the appraised fair market value of such artwork and (ii) on limited occasions, while Mr. Nadal is traveling on business, a member of his family has accompanied him on the corporate aircraft; there is no incremental cost to the Company for this use of the aircraft by Mr. Nadal’s family member;
(b) for Mr. Doft, a $25,000 annual perquisite allowance and $3,675 in annual insurance premiums;
(c) for Mr. Dickson, a $18,742 annual perquisite allowance;
(d) for Mr. Rosenberg, a $18,742 annual perquisite allowance, and
(e) for Mr. Swartzman, a $18,742 annual perquisite allowance.
Additionally, Messrs. Dickson, Rosenberg and Swartzman received other personal benefits consisting of parking allowances and insurance premiums.

(4)	The personal services of our Chairman, CEO and President are provided to the Company through Nadal Management, Inc.
(5)	The Company’s practice in 2006 and 2007 was to pay a portion of the annual incentive compensation projected to be payable to the CEO in quarterly installments in advance, provided that the Company’s actual and projected financial performance is on target with expected annual financial performance. In 2008, the Company discontinued this practice of paying the CEO incentive awards in advance quarterly installments.

The following table sets forth the equity awards granted to our NEOs in Fiscal Year 2008:

GRANTS OF PLAN-BASED AWARDS — FISCAL YEAR 2008

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Equity Awards

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)	(j)	(k)	(l)
Miles S. Nadal	2/25/08					151,854	(1)					1,240,647	(3)
	2/25/08					374,040	(2)					3,055,907	(3)
Robert Dickson	2/25/08					44,757	(1)					365,665	(3)
David B. Doft	2/25/08					19,182	(1)					156,717	(3)
Graham L. Rosenberg	2/25/08					26,854	(1)					219,397	(3)
Gavin Swartzman	2/25/08					31,458	(1)					257,012	(3)

(1)	Represents grants of financial performance-based restricted stock units or restricted stock awards granted to our NEOs in fiscal 2008 under our 2005 Stock Incentive Plan. The grants will vest upon the 3rd anniversary of the grant date, subject to the NEO’s continued employment with the Company; provided that such awards are subject to accelerated vesting based upon the Company’s achievement of specified financial performance criteria in 2008 and 2009. These financial performance criteria include 5% EBITDA growth in 2008 and as compared to 2007; and cumulative EBITDA growth in 2008 and 2009 of 10% as compared to 2007. These awards also vest automatically upon a change in control of the Company, or if the NEO who holds the awards retires at or after age 62 with approval of the Compensation Committee.
(2)	Represents a grant of financial performance-based restricted stock units to the CEO in February 2008 (the “2008 CEO LTIP Award”) under our 2005 Stock Incentive Plan. This grant will vest, subject to continued employment, in part based upon achievement by the Company of the following financial performance criteria in 2008, 2009 and 2010: (i) up to 33% of the award will vest based on satisfaction of the following financial performance target: organic revenue growth for MDC in 2008, 2009 and 2010 that exceeds the average organic revenue growth of MDC’s peer marketing service companies by 25% in the comparable period (pro rata vesting if performance is 1 – 24% better than peer group); (ii) up to 33% of the award will vest based on satisfaction of the following performance target: stock price appreciation in 2008, 2009 and 2010 (as measured as of the last 10 trading days in December 2010), that exceeds the average stock price appreciation of MDC’s peer marketing service companies by 15% in the comparable period (pro rata vesting if MDC stock price performance is 1 – 14% better than peer group) and (iii) 34% of the LTIP award will vest on the 3rd anniversary of the date of grant, provided that the CEO is still employed at that time. In addition, the CEO must satisfy applicable stock ownership guidelines prior to sale of any shares issued upon vesting of the 2008 CEO LTIP award.
(3)	Reflects the grant-date fair value of the equity awards we granted to our NEOs in fiscal 2008 determined in accordance with FAS123R. For a discussion of the assumptions relating to these valuations, please see “Footnote 2 – Significant Accounting Policies” set forth in our 2008 Annual Report on Form 10-K.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

We have entered into employment agreements with certain of our named executive officers, as described in more detail below.

Miles S. Nadal

On April 25, 2007, the Company entered into a new Management Services Agreement (the “Services Agreement”) with Miles Nadal and with Nadal Management, Inc. to set forth the terms and conditions on which Miles Nadal will continue to provide services to the Company as its Chief Executive Officer. Mr. Nadal’s prior services agreement with the Company was scheduled to expire on October 31, 2007, subject to one-year annual renewals. The Company wished to enter into a new agreement and would have been required to give notice of non-renewal of the prior services agreement by April 25, 2007, requiring it to pay a termination fee equal to two times the annual retainer (base salary) and additional fees under the original agreement. If the Company did not renew the prior services agreement, it would have been obligated to pay a termination fee equal to between $1.9 million and $6.2 million, depending upon the final interpretation of the terms of the prior services agreement.

The 2007 Services Agreement has a three-year term with automatic one-year extensions, unless either party gives to the other a 60-day advance written notice of its intention not to renew. Pursuant to the Services Agreement, the base compensation for Mr. Nadal’s services in 2008 was at the rate of $975,000 per annum, with an annual increase of $25,000 in 2009. The Services Agreement also provides for an annual bonus with targeted payout of up to 250% of the base compensation, which was the amount of Mr. Nadal’s 2008 incentive cash bonus ($2,437,500). The Company also pays an annual cash payment of $500,000 in respect of retirement benefits, employee health benefits, and perquisites and may, in the discretion of the Compensation Committee, grant long term equity incentives with a targeted grant-date value of up to 300% of his then current retainer (base salary). In February 2009, the Compensation Committee determined, in light of a range of factors, including the decline in the Company’s stock price in 2008, that the 2009 CEO LTIP award should be valued at an amount equal to 250% of his then current base retainer amount (rather than 300% target amount).

In April 2007, in full satisfaction and settlement of any obligations the Company may have had as a result of the non-renewal of the prior services agreement, and as an incentive to enter into the Services Agreement, the Company paid a one-time non-renewal fee of $3.5 million upon execution of the Services Agreement. The proceeds from this non-renewal payment were used to repay an outstanding loan from the Company. In addition, the proceeds of other amounts that may be paid under the Services Agreement will be used to prepay certain other outstanding loans as follows: (a) Cdn$100,000 per year out of any annual bonuses, (b)  1/3 of the after-tax amount of the proceeds from any equity incentive awards and (c)  1/3 of the after-tax amount of any severance payments under the Services Agreement.

In 2000, MDC Partners agreed to provide Mr. Nadal a bonus of Cdn$10,000,000 in the event that the average market price of MDC Partners’ Class A Shares is Cdn$30 per share or more for more than 20 consecutive trading days (measured as of the close of trading on each applicable date). This bonus is payable until the date that is three years after the date on which Mr. Nadal is no longer employed by MDC Partners for any reason. The after-tax proceeds of such bonus are to be applied first as repayment of any outstanding loans due to MDC Partners from Mr. Nadal and his related companies in the amount of Cdn$6,252,751 (as at December 31, 2008), which loans have been fully provided for in MDC Partners’ accounts.

The Services Agreement also provides for severance payments if Mr. Nadal’s employment is terminated under certain circumstances. The amount and circumstances giving rise to these severance payments are discussed in further detail under the heading “Potential Payments Upon Termination or Change in Control.”

David B. Doft

MDC Partners has an employment agreement with Mr. Doft, effective August 10, 2007, pursuant to which Mr. Doft serves as our Chief Financial Officer. Mr. Doft’s initial term of employment expires July 31, 2010, subject to automatic renewal, unless either party gives to the other a 45-day advance written notice of its intention not to renew. Under the agreement, Mr. Doft is entitled to receive an annualized base salary of $300,000, and he is eligible to receive an annual discretionary bonus in an amount up to 100% of his base salary, as determined by our CEO and the Compensation Committee, based upon Mr. Doft’s performance, the overall financial performance of the Company and such other factors as our CEO and the Board shall deem reasonable and appropriate, to be paid in accordance with our normal bonus payment procedures. Mr. Doft also received a $50,000 sign-on bonus in August 2007, and receives an annual perquisite allowance in an amount equal to $25,000. Mr. Doft is eligible to participate in any welfare benefit plans and programs including disability, group life (including accidental death and dismemberment), and business travel insurance provided by the Company to its senior executives. He is also entitled to participate in the retirement plans and benefits in accordance with the plans or practices of the Company made available to the senior executives of the Company. The employment agreement also provides for severance payments if Mr. Doft’s employment is terminated under certain circumstances. The amount and circumstances giving rise to these severance payments are discussed in further detail under the heading “Potential Payments Upon Termination or Change in Control.”

Robert Dickson

MDC Partners has an employment agreement with Mr. Dickson, effective September 24, 2003 and amended on November 20, 2007, pursuant to which he serves as a Managing Director. Mr. Dickson’s responsibilities include working with our CEO and President to determine our ongoing strategic plan, and working on partner development matters, M&A transactions, and overseeing individual business units. The agreement, as amended, is for an indefinite term and provides for an annual base salary of Cdn$450,000. Mr. Dickson is eligible to receive an annual discretionary bonus in an amount up to 100% of his base salary, based on criteria including his individual performance, the overall financial performance of the Company, and other factors as determined by the CEO and the Compensation Committee. Mr. Dickson also receives an annual perquisite allowance in an amount equal to Cdn$20,000. The employment agreement also provide for severance payments if Mr. Dickson’s employment is terminated under certain circumstances. The amount and circumstances giving rise to these severance payments are discussed in further detail under the heading “Potential Payments Upon Termination or Change in Control.”

Graham L. Rosenberg

The Company has an employment agreement, amended as of November 14, 2007, with Mr. Rosenberg, pursuant to which he serves as a Managing Director. The term of employment under the amended agreement is subject to automatic renewal for one-year periods unless either party gives to the other 30 days advance written notice of its intention not to renew. Under the agreement, Mr. Rosenberg’s responsibilities include working with our CEO and President to determine our ongoing strategic plan, and working on partner development matters, M&A transactions, overseeing individual business units, and working on corporate finance matters. Mr. Rosenberg will work full-time and exclusively for the Company, though he is permitted, with our prior consent, to serve on the board of directors of two companies unaffiliated with us, provided that these companies are not competitive with us or our subsidiaries and affiliates. He will also be permitted to engage in charitable and civic activities and manage his personal passive investments, provided they are not in companies which transact business with us or engage in a competitive business (unless it is a publicly held company of which he owns less than 1%). Under the agreement, Mr. Rosenberg is entitled to receive an annualized base salary of Cdn$450,000 and he is eligible to receive an annual discretionary bonus in an amount up to 100% of his base salary, based on criteria including his individual performance, the overall financial performance of the Company, and other factors as determined by the President (or another executive serving in such role) and the Compensation Committee. The agreement provides that Mr. Rosenberg is eligible to participate in equity incentive plans of the Company, and, in accordance with the policy of the Company, we will pay for Mr. Rosenberg’s reasonable business or entertainment expenses related to performance of services. Mr. Rosenberg, and to the extent eligible, his dependents, will also be eligible to participate in group health plans, welfare benefit plans, business travel insurance plans, and retirement plans as provided by the Company to its senior executives. Mr. Rosenberg also receives an annual perquisite allowance in an amount equal to Cdn$20,000. The employment agreement also provides for severance payments if Mr. Rosenberg’s employment is terminated under certain circumstances. The amount and circumstances giving rise to these severance payments are discussed in further detail under the heading “Potential Payments Upon Termination or Change in Control.”

Gavin Swartzman

The Company has an employment agreement with Mr. Swartzman, pursuant to which he serves as a Managing Director, effective as of September 5, 2007. The initial term of employment under the amended agreement expires on June 30, 2010, subject to automatic renewal for one-year periods unless either party gives to the other 30 days advance written notice of its intention not to renew. Under the agreement, Mr. Swartzman’s responsibilities include working on partner development matters, M&A transactions, overseeing individual business units, and managing real estate matters of the Company and its subsidiaries. Mr. Swartzman will work full-time and exclusively for the Company, though he is permitted, with our prior consent, to serve on the board of directors of two companies unaffiliated with us, provided that these companies are not competitive with us or our subsidiaries and affiliates. He is also permitted to engage in charitable and civic activities and manage his personal passive investments, provided they are not in companies which transact business with us or engage in a competitive business (unless it is a publicly held company of which he owns less than 1%). Under the agreement, Mr. Swartzman is entitled to receive an annualized base salary of Cdn$450,000 and he is eligible to receive an annual discretionary bonus in an amount up to 100% of his base salary, based on criteria including his individual performance, the overall financial performance of the Company, and other factors as determined by the President (or another executive serving in such role) and the Compensation Committee. The agreement provides that Mr. Swartzman is eligible to participate in equity incentive plans of the Company, and, in accordance with the policy of the Company, we will pay for Mr. Swartzman’s reasonable business or entertainment expenses related to performance of services. Mr. Swartzman, and to the extent eligible, his dependents, will also be eligible to participate in group health plans, welfare benefit plans, business travel insurance plans, and retirement plans as provided by the Company to its senior executives. Mr. Swartzman also receives an annual perquisite allowance in an amount equal to Cdn$20,000. The employment agreement also provides for severance payments if Mr. Swartzman’s employment is terminated under certain circumstances. The amount and circumstances giving rise to these severance payments are discussed in further detail under the heading “Potential Payments Upon Termination or Change in Control.”

The following table sets forth information regarding the outstanding awards under our equity incentive plans held by our named executive officers at 2008 fiscal year end.

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)	(e)	(f)		(g)		(h)		(i)		(j)
Miles S. Nadal							29,852	(1)	90,750	(1)	57,948	(2)	176,162	(2)
											187,185	(3)	569,042	(3)
							127,174	(4)	386,609	(4)	246,866	(4)	750,473	(4)
											151,854	(5)	461,636	(5)
David B. Doft							27,500	(6)	83,600	(6)
							13,863	(1)	42,144	(1)
											19,182	(5)	58,313	(5)
Robert Dickson	57,150	(7)		6.90	4/9/12	(8)
	10,000	(9)		8.95	4/28/16	(10)
							35,000	(11)	106,400	(11)
							20,795	(1)	63,217	(1)
											22,000	(3)	66,880	(3)
											44,757	(5)	136,061	(5)
Graham L. Rosenberg	47,625	(7)		6.90	4/10/12	(12)
							18,484	(1)	56,191	(1)
											12,964	(3)	39,411	(3)
											26,854	(5)	81,636	(5)
Gavin Swartzman							20,795	(1)	63,217	(1)
											31,458	(5)	95,632	(5)
											20,036	(3)	60,909	(3)

(1)	These restricted stock units were awarded on November 14, 2007 and vest on the third anniversary of the grant date (November 14, 2010) subject to continued employment.
(2)	This grant to the CEO will vest, subject to continued employment, in part based upon achievement by the Company of the following financial performance criteria in 2007, 2008 and 2009: (i) up to 50% of the award will vest based on satisfaction of the following financial performance target: organic revenue growth for MDC in 2008, 2009 and 2010 that exceeds the average organic revenue growth of MDC’s peer marketing service companies by 25% in the comparable period (pro rata vesting if performance is 1 – 24% better than peer group); and (ii) up to 50% of the award will vest based on satisfaction of the following performance target: stock price appreciation in 2008, 2009 and 2010 (as measured as of the last 10 trading days in December 31, 2010), that exceeds the average stock price appreciation of MDC’s peer marketing service companies by 15% in the comparable period (pro rata vesting if MDC stock price performance is 1 – 14% better than peer group).
(3)	These grants will vest, in full, upon achievement by the Company of specified financial performance criteria in 2007, 2008 and 2009. These financial performance criteria include 7% EBITDA growth in 2007 as compared to 2006; cumulative EBITDA growth in 2007 and 2008 of 7% as compared to 2006; and cumulative EBITDA growth in 2007, 2008 and 2009 of 7% as compared to the 2007/2008 cumulative growth target. An amount equal to 34% of each award will vest on the earlier to occur of March 2010 or MDC achieving the 2007/2008 target, as measured in March 2009. These awards also vest automatically upon a change in control of the Company, or if the NEO who holds the awards retires at or after age 62 with approval of the Compensation Committee. These equity incentive award grants vested on March 5, 2009.

(4)	This grant was made on February 25, 2008 and will vest, subject to continued employment, in part based upon achievement by the Company of the following financial performance criteria in 2008, 2009 and 2010: (i) up to 33% of the award will vest based on satisfaction of the following financial performance target: organic revenue growth for MDC in 2008, 2009 and 2010 that exceeds the average organic revenue growth of MDC’s peer marketing service companies by 25% in the comparable period (pro rata vesting if performance is 1 – 24% better than peer group); (ii) up to 33% of the award will vest based on satisfaction of the following performance target: stock price appreciation in 2008, 2009 and 2010 (as measured as of the last 10 trading days in December 2010), that exceeds the average stock price appreciation of MDC’s peer marketing service companies by 15% in the comparable period (pro rata vesting if MDC stock price performance is 1 – 14% better than peer group) and (iii) 34% of the LTIP award will vest on the 3rd anniversary of the date of grant, provided that the CEO is still employed at that time. In addition, the CEO must satisfy applicable stock ownership guidelines prior to sale of any shares issued upon vesting of the 2008 CEO LTIP award.
(5)	These grants awarded on February 25, 2008 will vest upon the third anniversary of the grant date subject to continued employment; however they are subject to accelerated vesting based upon achievement by the Company of specified financial performance criteria in 2008 and 2009. These financial performance criteria include 5% EBITDA growth in 2008 as compared to 2007, and cumulative EBITDA growth in 2008 and 2009 of 10% as compared to 2007. These awards also vest automatically upon a change in control of the Company, or if the NEO who holds the awards retires at or after age 62 with approval of the Compensation Committee. An amount equal to 50% of these equity incentive awards vested on March 5, 2009.
(6)	These restricted stock grants vest 7,500 on August 10, 2008, 7,500 on August 10, 2009 and 20,000 on August 10, 2010; subject to continued employment.
(7)	These options relate to options of Maxxcom Inc. which were converted to MDC options upon the 2003 acquisition of Maxxcom Inc., and are fully vested.
(8)	The options were granted on April 9, 2002.
(9)	These SARs vested 50% on each of the first and second anniversary of the date of grant.
(10)	The SARS were granted on April 28, 2006.
(11)	These restricted stock units were awarded on April 26, 2006 and vest on the third anniversary of the grant date subject to continued employment.
(12)	The options were granted on April 10, 2002.

The following table sets forth information concerning each exercise of stock options, SARs and similar instruments, and each vesting of stock, including restricted stock, restricted stock units and similar instruments, during fiscal year 2008 for each NEO on an aggregated basis.

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2008

Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
(a)	(b)	(c)	(d)	(e)
Miles S. Nadal			246,429	1,996,075
Robert Dickson			41,334	334,805
Graham L. Rosenberg			24,179	195,850
Gavin Swartzman			27,821	225,350
David B. Doft			7,500	57,750

We do not provide our NEOs with any defined benefit pension arrangements, and do not maintain any non-qualified deferred compensation plans for our NEOs.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have entered into employment agreements with Messrs. Nadal, Dickson, Rosenberg, Swartzman and Doft. Under each of these agreements, we are required to pay severance benefits in connection with certain terminations of employment, including certain terminations in connection with a change in control of the Company. In addition, some of our equity incentive plans provide for the accelerated payment or vesting of awards in connection with certain terminations of employment or a change in control of the Company. The following is a description of the severance, termination and change in control benefits payable to each of our named executive officers pursuant to their respective employment agreements and our equity incentive plans.

Definitions of terms such as “change in control” or “for good reason” vary between agreements, so when a definition is particular to an agreement, it is described for that agreement.

Miles S. Nadal

Upon termination of the Services Agreement for cause or voluntary termination by Nadal Management, Inc., MDC is required to pay the unpaid annual retainer fee (base salary) through the date of termination, and Nadal Management, Inc. shall be entitled to all equity incentive awards in accordance with the underlying plans and equity incentive award agreements.

If Mr. Nadal’s services are terminated by the Company without “cause” or by Nadal Management, Inc. for “good reason” (each as defined in the Services Agreement), the Company will make a lump sum cash payment equal to three times the sum of the annual retainer, average bonus amount for the past three years and the benefit/perquisites allowance, as well as a pro-rata bonus for the calendar year in which his employment terminates, and three years of continued vesting of outstanding equity incentive awards. The term “good reason” is defined under the Services Agreement to include a change of control, provided that Mr. Nadal is not holding the position of chief executive officer of the ultimate parent corporation resulting from the change of control transaction. If there had been a change in control of MDC Partners on December 31, 2008 and Mr. Nadal were not holding the position of chief executive officer of the ultimate parent corporation resulting from the change of control transaction, the aggregate cash severance payment MDC would have paid him under the new Services Agreement would be approximately $12.1 million. In addition, all options to acquire securities of MDC previously granted to Mr. Nadal would vest and become exercisable and remain outstanding until the third anniversary of the date of termination. As of December 31, 2008, Mr. Nadal had 800,879 RSUs that would vest upon change of control in accordance with the underlying grant agreements, with a fair value equal to $2,434,672.

Robert Dickson

Pursuant to the terms of the amended employment agreement between the Company and Mr. Dickson, in the event of a sale of all or a portion of the Company, Mr. Dickson will be paid a retention bonus of one times his annual salary, provided that he does not resign as an employee within three months following closing. If there had been a sale of the Company on December 31, 2008, and Mr. Dickson did not resign within three months following closing, MDC would have paid Mr. Dickson a retention bonus in an amount equal to Cdn$450,000.

If MDC terminated Mr. Dickson’s employment without cause on December 31, 2008, under the terms of his agreement we would have been required to pay him 18 months base salary, plus the product of 1.5 multiplied by Mr. Dickson’s perquisite allowance plus the highest annual discretionary bonus he earned in the three years ending December 31st of the year immediately preceding the date of termination, or Cdn$1,455,000. In addition, Mr. Dickson may resign his employment within the 60-day period following the six month anniversary of a change in control of MDC and, in connection with such resignation, is entitled to receive the same severance payment as if his employment was terminated by the Company without cause. As of December 31, 2008, Mr. Dickson had 122,552 RSUs that would vest upon change of control in accordance with the underlying grant agreements, with a fair value equal to $372,558.

Graham L. Rosenberg

Pursuant to his employment agreement, if MDC terminates Mr. Rosenberg’s employment without cause, Mr. Rosenberg terminates his employment for good reason, or the company gives a notice of non-renewal of the agreement, then MDC is required to pay Mr. Rosenberg a severance payment within 10 days of the date of termination of 1.5 times Mr. Rosenberg’s total remuneration, which is the sum of his current base salary, his perquisite allowance, plus the highest annual discretionary bonus he earned in the three years ending December 31 of the year immediately preceding the date of termination. For the purposes of the calculation, the annual discretionary bonus includes any guaranteed and non-guaranteed bonuses and excludes any long-term incentive plan payments (paid pursuant to the original employment agreement). If Mr. Rosenberg’s employment had terminated under these circumstances on December 31, 2008, the aggregate cash payment due to him under the agreement would have been Cdn$1,305,750. Furthermore, Mr. Rosenberg will also be allowed to continue participating for one year after termination on the same basis as before he was terminated in all benefit plans and, to the extent permitted under law, also in all retirement plans, provided however, that if Mr. Rosenberg becomes entitled to receive coverage and benefits in the same type of plan from another employer, he will no longer be able to participate in these benefit and retirement plans. We will be obligated to pay him the economic equivalent of the benefits in these plans if Mr. Rosenberg is unable to participate in the plans. The aggregate amount of this benefit would have been approximately Cdn$3,600 if Mr. Rosenberg’s employment had terminated as of December 31, 2008. In addition, any unvested outstanding stock options and outstanding SARs will vest immediately prior to the date of termination, and he will be allowed to exercise all vested outstanding stock options and outstanding SARs for the earlier of three months from the date of termination and the expiration of these options or SARs. As of December 31, 2008, Mr. Rosenberg had no unvested options that would have vested on such a termination of employment. As of December 31, 2008, Mr. Rosenberg had 58,302 RSUs that would vest upon change of control in accordance with the underlying grant agreements, with a fair value equal to $177,238.

If Mr. Rosenberg’s employment is terminated within one year following the closing of a change in control by the company without cause, by Mr. Rosenberg for good reason, or by the company giving a notice of non-renewal of the agreement, then Mr. Rosenberg will be entitled to a payment of 2.0 times his total remuneration (as defined above). He will also be eligible to receive a pro-rata portion of his annual discretionary bonus for the year in which his employment terminates. If there had been a change in control of MDC Partners on December 31, 2008 and Mr. Rosenberg’s employment terminated in connection with that change in control, the aggregate cash severance payment MDC would have paid him under the contract would be Cdn$1,741,000. Furthermore, Mr. Rosenberg will also be allowed to continue participating for one year after termination on the same basis as before he was terminated in all benefit plans and, to the extent permitted under law, also in all retirement plans, provided however, that if Mr. Rosenberg becomes entitled to receive coverage and benefits in the same type of plan from another employer, he will no longer be able to participate in these benefit and retirement plans. We will be obligated to pay him the economic equivalent of the benefits in these plans if Mr. Rosenberg is unable to participate in the plans. The aggregate amount of this benefit would have been approximately Cdn$3,600 if Mr. Rosenberg’s employment had terminated as of December 31, 2008.

Gavin Swartzman

Pursuant to his employment agreement, if MDC terminates Mr. Swartzman’s employment without cause, Mr. Swartzman terminates his employment for good reason, or the company gives a notice of non-renewal of the agreement, then MDC is required to pay Mr. Swartzman a severance payment within 10 days of the date of termination of 1.5 times Mr. Swartzman’s total remuneration, which is the sum of his current base salary, his perquisite allowance, plus the highest annual discretionary bonus he earned in the three years ending December 31 of the year immediately preceding the date of termination. If Mr. Swartzman’s employment had terminated under these circumstances on December 31, 2008, the aggregate cash payment due to him under the agreement would have been Cdn$1,326,000. Furthermore, Mr. Swartzman will also be allowed to continue participating for one year after termination on the same basis as before he was terminated in all benefit plans and, to the extent permitted under law, also in all retirement plans, provided however, that if Mr. Swartzman becomes entitled to receive coverage and benefits in the same type of plan from another employer, he will no longer be able to participate in these benefit and retirement plans. We will be obligated to pay him the economic equivalent of the benefits in these plans if Mr. Swartzman is unable to participate in the plans. The aggregate amount of this benefit would have been approximately Cdn$3,600 if Mr. Swartzman’s employment had terminated as of December 31, 2008. In addition, any unvested outstanding stock options and outstanding SARs will vest immediately prior to the date of termination, and he will be allowed to exercise all vested outstanding stock options and outstanding SARs for the earlier of three months from the date of termination and the expiration of these options or SARs. As of December 31, 2008, Mr. Swartzman had no unvested options that would have vested on such a termination of employment. As of December 31, 2008, Mr. Swartzman had 72,289 RSUs that would vest upon change of control in accordance with the underlying grant agreements, with a fair value equal to $219,759.

If Mr. Swartzman’s employment is terminated within one year following the closing of a change in control by the company without cause, by Mr. Swartzman for good reason, or by the company giving a notice of non-renewal of the agreement, then Mr. Swartzman will be entitled to a payment of 2.0 times his total remuneration (as defined above). He will also be eligible to receive a pro-rata portion of his annual discretionary bonus for the year in which his employment terminates. If there had been a change in control of MDC Partners on December 31, 2008 and Mr. Swartzman’s employment terminated in connection with that change in control, the aggregate cash severance payment MDC would have paid him under the contract would be Cdn$1,768,000. Furthermore, Mr. Swartzman will also be allowed to continue participating for one year after termination on the same basis as before he was terminated in all benefit plans and, to the extent permitted under law, also in all retirement plans, provided however, that if Mr. Swartzman becomes entitled to receive coverage and benefits in the same type of plan from another employer, he will no longer be able to participate in these benefit and retirement plans. We will be obligated to pay him the economic equivalent of the benefits in these plans if Mr. Swartzman is unable to participate in the plans. The aggregate amount of this benefit would have been approximately Cdn$3,600 if Mr. Swartzman’s employment had terminated as of December 31, 2008.

David B. Doft

Pursuant to his employment agreement, if MDC terminates Mr. Doft’s employment without cause, Mr. Doft terminates his employment for good reason, or the company gives a notice of non-renewal of the agreement, then MDC is required to pay Mr. Doft a severance payment within 10 days of the date of termination of 1.0 times Mr. Doft’s total remuneration, plus an amount equal to two (2) month’s base salary for each calendar year in which he was employed by the Company, up to a maximum of six months. Total remuneration means the sum of his current base salary, his perquisite allowance, plus the highest annual discretionary bonus he earned in the three years ending December 31 of the year immediately preceding the date of termination. If Mr. Doft’s employment had terminated under these circumstances on December 31, 2008, the aggregate cash payment due to him under the agreement would have been $775,000. Furthermore, Mr. Doft will also be allowed to continue participating for one year after termination on the same basis as before he was terminated in all benefit plans and, to the extent permitted under law, also in all retirement plans, provided however, that if Mr. Doft becomes entitled to receive coverage and benefits in the same type of plan from another employer, he will no longer be able to participate in these benefit and retirement plans. We will be obligated to pay him the economic equivalent of the benefits in these plans if Mr. Doft is unable to participate in the plans. The aggregate amount of this benefit would have been approximately $29,750 if Mr. Doft’s employment had terminated as of December 31, 2008. As of December 31, 2008, Mr. Doft had 60,545 unvested restricted stock grants that would vest on termination of his employment agreement or change of control, with a fair value equal to $184,057.

If Mr. Doft’s employment is terminated within one year following the closing of a change in control by the company without cause, by Mr. Doft for good reason, or by the company giving a notice of non-renewal of the agreement, then Mr. Doft will be entitled to a payment of 1.5 times his total remuneration. He will also be eligible to receive a pro-rata portion of his annual discretionary bonus for the year in which his employment terminates. If there had been a change in control of MDC Partners on December 31, 2008 and Mr. Doft’s employment terminated in connection with that change in control, the aggregate cash severance payment MDC would have paid him under the contract would be $937,500. Furthermore, Mr. Doft will also be allowed to continue participating for one year after termination on the same basis as before he was terminated in all benefit plans. We will be obligated to pay him the economic equivalent of the benefits in these plans if Mr. Doft is unable to participate in the plans. The aggregate amount of this benefit would have been approximately $29,750 if Mr. Doft’s employment had terminated as of December 31, 2008.

Compensation Committee Interlocks and Insider Participation

Mr. Michael J.L. Kirby (Chairman), Mr. Clare Copeland, Mr. Robert J. Kamerschen and Mr. Scott L. Kauffman served on the Human Resources & Compensation Committee of the Board of Directors for all of 2008. None of the persons who served on the Human Resources & Compensation Committee are, or have been, an employee or officer of the Company or had any relationship requiring disclosure under Item 404 of Regulation S-K. In addition, none of the Company’s executive officers serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of the Company’s Board of Directors.

Securities Authorized for Issuance Under Equity Compensation Plans

On May 26, 2005, the Company’s shareholders approved the Company’s 2005 Stock Incentive Plan, which was subsequently amended on June 1, 2007. The 2005 Stock Incentive Plan authorizes the issuance of awards to employees, officers, directors and consultants of the Company with respect to 3,000,000 shares of MDC Partners’ Class A Shares or any other security in to which such shares shall be exchanged. On May 30, 2008, the Company’s shareholders approved the 2008 Key Partner Incentive Plan, which provides for the issuance of 600,000 Class A Shares. The SAR Plan was initially adopted and approved effective as of January 1, 2003, and was subsequently amended and restated in 2004 and 2006.

The following table sets out as at December 31, 2008 the number of securities to be issued upon exercise of outstanding options and rights, the weighted average exercise price of outstanding options and rights and the number of securities remaining available for future issuance under equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights		Weighted Average Exercise Price of Outstanding Options Warrants and Rights	Number of Securities Remaining Available for Future Issuance (excluding Column (a))
	(a)		(b)	(c)
Equity Compensation Plans:
Approved by stockholders:
Share options and restricted stock	2,426,229	(1)	$9.49	821,741 (3)
SARs	—	(2)	$9.74	1,047,894
Not Approved by stockholders:	—		—	—

(1)	Includes 1,395,878 shares of restricted stock and RSUs.
(2)	Based on December 31, 2008 closing Class A Subordinate Voting share price on the Nasdaq of $3.04 (Cdn$3.80 on the Toronto Stock Exchange).
(3)	Restricted stock, RSUs and other forms of equity awards may be issued under the 2005 Stock Incentive Plan and 2008 Key Partner Incentive Plan.

Indebtedness of Directors, Executive Officers and Senior Officers

The aggregate indebtedness to MDC Partners or its subsidiaries as of December 31, 2008 and April 21, 2009, respectively, of all current and former officers, directors and employees of MDC Partners or any of their subsidiaries (and their associates) entered into in connection with (a) a purchase of securities of MDC Partners pursuant to a securities purchase program, excluding routine indebtedness and (b) all other indebtedness, excluding routine indebtedness, was as described in the following table:

Aggregate Indebtedness

Purpose	To MDC Partners or Its Subsidiaries (as of December 31, 2008)	To MDC Partners Subsidiaries (as of April 21, 2009)	To Another Entity
(a) Share purchases	$224,106	$—	—
(b) Other	6,405,049	6,231,998	—

The following table sets forth all of the other indebtedness of the directors, executive officers and senior officers of MDC Partners and their associates to MDC Partners during the most recently completed financial year for unsecured loans repayable within twelve months after termination of employment.

Other Loans

Name and Principal Position	Involvement of Company	Largest Amount Outstanding During 2008 ($)	Amount Outstanding as of December 31, 2008 ($)		Amount Outstanding as of April 21, 2009 ($)	Interest Rate		Purpose of Loan
Miles S. Nadal Chairman, Chief Executive Officer and President	Lender	6,407,191	5,133,508	(1)	4,975,941	—	(2)	Personal loan to senior officer

(1)	The balance of $5,133,508 as of December 31, 2008, reflects a reduction for repayments in an aggregate amount equal to $100,000 received during 2008. The discrepancy between the “Largest Amount Outstanding during 2008” and as “as of December 31, 2008”, after giving effect to such loan repayments in 2008, is due to the Canadian dollar currency fluctuation.
(2)	These loans are non-interest bearing.

The loans identified in the preceding chart were outstanding prior to the effective date of the Sarbanes-Oxley Act of 2002, and these “grandfathered” loans have not been subsequently modified or amended by the Company. The Company’s Corporate Governance Guidelines prohibit the Company from making any new personal loans or extensions of credit to Directors or executive officers of the Company.

Insurance

MDC holds directors’ and officers’ liability insurance policies that are designed to protect MDC Partners and its directors and officers against any legal action which may arise due to wrongful acts on the part of directors and/or officers of MDC. The policies are written for a limit of $30 million, subject to a corporate deductible up to $250,000 per claim. In respect of the fiscal year ended December 31, 2008, the cost to MDC of maintaining the policies was $318,320. The twelve-month premium cost of the current policy, effective from August 1, 2008 until July 31, 2009, is equal to $293,380.

Certain Relationships and Related Transactions

For transactions with related parties, see the Company’s Form 10-K for the period ended December 31, 2008: “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Transactions with Related Parties”.

Other than as described herein, no director, officer, principal shareholder or proposed nominee for election as a director of MDC and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the beginning of MDC’s last completed fiscal year or in any proposed transaction which, in either such case, has materially affected or will materially affect MDC.

The Company’s Code of Conduct requires directors and employees to avoid activities that could conflict with the interests of MDC Partners, except for transactions that are disclosed and approved in advance. The Company has also adopted a written “Related Party Transactions Policy,” which requires that any “related party transaction” must be approved in advance by the Audit Committee; provided, however, that any ordinary course transaction in which an operating subsidiary of the Company derives revenue from a related party may be approved on an annual basis by the Audit Committee. To facilitate compliance with this policy, any Director or executive officer of the Company shall notify the Company’s General Counsel and CFO as soon as reasonably practicable about any potential related party transaction. If the Company’s General Counsel and CFO determine that the transaction constitutes a related party transaction, the transaction will be referred to the Audit Committee for its consideration. The Audit Committee will be provided with full details of the proposed related party transaction, including: the terms and conditions of the proposed transaction; the business purpose of the transaction; and the benefits to the Company and to the relevant related party. A copy of this Policy is available for review at http://www.mdccorp.com/investors/corporate governance.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by MDC Partners under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent MDC Partners specifically incorporates this Report by reference therein.

The Audit Committee is responsible for assisting the Board in serving as an oversight to MDC Partners’ accounting, auditing, financial reporting, internal control and legal compliance functions. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter including, whenever appropriate, meeting in executive sessions with MDC Partners’ independent auditors without the presence of MDC Partners’ management.

Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) and for the report on the Company’s internal control over financial reporting. The Company’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP and for opining on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review the financial reporting process and to review and discuss the status and completed copy of management’s report on the Company’s internal control over financial reporting.

The Audit Committee reviewed and discussed with management and BDO Seidman, LLP’s management’s assessment of the Company’s internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, including the matters more fully disclosed in Item 9A (Controls and Procedures) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

In overseeing the preparation of MDC Partners’ financial statements, the Audit Committee met with both management and MDC Partners’ outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with GAAP, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to MDC Partners’ outside auditors, the Audit Committee, among other things, discussed with BDO Seidman, LLP matters relating to its independence, and received from BDO Seidman, LLP written disclosures and a letter from BDO Seidman, LLP as required by Rule 3520 of the Public Company Accounting Oversight Board.

On the basis of their reviews and discussions, the Committee recommended to the Board that the Board approve (and the Board has approved) the inclusion of MDC Partners’ audited financial statements in MDC Partners’ Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission and the Canadian Securities Administrators.

Effective April 1, 2006 the Company engaged BDO Seidman, LLP (“BDO Seidman”) as its independent registered public accounting firm. The decision to engage BDO Seidman was made by the Audit Committee of the Board of Directors and the Board of Directors of the Company. The Committee and the Board have also approved, and submitted for shareholder approval, the selection of BDO Seidman, LLP as MDC Partners’ independent auditors for the fiscal year ending December 31, 2009.

The Audit Committee’s current charter is appended to this Circular as Exhibit A.

Audit Committee of the Board

Clare Copeland (Chair)
Thomas Davidson
Michael Kirby

ITEM 2 — APPOINTMENT OF AUDITORS

Subject to the action of the shareholders, upon recommendation of the Audit Committee, the Board has recommended to the shareholders the appointment of BDO Seidman, LLP, independent registered public accountants, to audit and report on the consolidated financial statements of MDC Partners for the fiscal year ending December 31, 2009 and to perform such other services as may be required of them. BDO Seidman, LLP has served as independent public accountants for MDC Partners since April 1, 2006. The Board has directed that management submit the appointment of the auditors for approval by the shareholders at the Meeting. Representatives of BDO Seidman, LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

Unless otherwise instructed, the persons named in the accompanying proxy (provided the same is duly executed in their favor and is duly deposited) intend to vote FOR the appointment of BDO Seidman, LLP, independent registered public accountants, as auditors of MDC Partners, to hold office until the close of the next annual meeting of shareholders of MDC Partners, at a remuneration to be fixed by the directors of MDC Partners.

In addition to retaining BDO Seidman, LLP to audit MDC Partners’ consolidated financial statements for 2007 and 2008, the company retained BDO Seidman, LLP and other accounting and consulting firms to provide advisory, auditing and consulting services in 2008. These services included audit services, audit-related services, tax services and other services. The following tables set forth the aggregate fees billed to MDC Partners by BDO Seidman, LLP for professional services in fiscal years 2008 and 2007, and by KPMG LLP for professional services in fiscal year 2007:

BDO Seidman, LLP

	2007	2008
Audit Fees(1)	$1,809,200	$1,650,000
All Other Fees(2)	119,500	9,500
Total	$1,928,700	$1,659,500

(1)	Fees for the annual financial statement audit, including internal control assessment related fees, quarterly financial statement reviews and regulatory comment letters.
(2)	Fees for services rendered in connection with the internal option review, new financing agreement, and other services.

All fees listed above have been pre-approved by the Audit Committee. The Audit Committee has, however, delegated to the Chairman of the Audit Committee the authority to pre-approve permitted non-audit services (as such services are defined by the Sarbanes-Oxley Act of 2002) provided that (i) the aggregate estimated amount of such fees will not exceed Cdn$25,000 and (ii) the Chairman of the Audit Committee reports any pre-approval so granted at the next scheduled meeting of the Audit Committee.

The Audit Committee Charter provides for the Audit Committee to establish the auditors’ fees. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPOINTMENT OF BDO SEIDMAN, LLP AS MDC PARTNERS’ AUDITORS.

ITEM 3 — AMENDMENTS TO THE 2005 STOCK INCENTIVE PLAN

Background

The Company has established a stock incentive plan (the “2005 Incentive Plan”) to promote the interests of MDC Partners and its shareholders by providing incentives to the non-employee directors and employees of MDC Partners and its subsidiaries who are largely responsible for the management, growth and protection of the business of the Company. The 2005 Incentive Plan currently authorizes the issuance of awards with respect to 3,000,000 shares of MDC Partners' Class A Subordinate Voting Shares or any other security into which such shares shall be changed (“Shares”). This amount currently represents approximately 10.7% of the Company’s issued and outstanding shares. MDC Partners will not provide any financial assistance to participants under the 2005 Incentive Plan.

The 2005 Incentive Plan provides for the grant to non-employee directors and employees of the Company and, at the discretion of any of the foregoing persons and subject to any required regulatory approvals and conditions, any personal holding company controlled by such person, of non-qualified stock options (“Options”), tandem and stand-alone stock appreciation rights (“SARs”) and other stock-based awards (collectively referred to herein as “Incentive Awards”). Incentive Awards may be settled in cash or in Shares. Approximately 4,000 persons are currently eligible to participate in the 2005 Incentive Plan.

Shares issued under the 2005 Incentive Plan may be either authorized and unissued Shares or treasury Shares. In addition to the current limit on the aggregate number of Shares that are authorized to be issued pursuant to the 2005 Incentive Plan described above, the maximum number of Shares that may be covered by Incentive Awards granted to any single participant in the 2005 Incentive Plan (a “Participant”) in any fiscal year shall not exceed 500,000 Shares, (representing approximately 2% of the current issued and outstanding Shares of the Company) prorated on a daily basis for any fiscal year that is shorter than 365 days. Currently, there are no other specific limits on the number of shares that may be granted under the 2005 Incentive Plan. The closing price of a Share as of April 9, 2009 was $3.40.

In no event will any new Incentive Awards be issued in substitution for outstanding Incentive Awards previously granted to Participants, and no repricings of Incentive Awards are permitted at any time under any circumstances, unless the shareholders of the Company expressly approve such substitution or repricing.

The significant features of the Incentive Awards are summarized below:

Options. Each Option shall entitle the holder thereof to purchase a specified number of Shares. The exercise price of each Option will be at least equal to 100% of the fair market value of a Share on the date on which the Option is granted. “Fair Market Value” means, as of the applicable date of determination, the closing sales price on the immediately preceding business day of Class A Subordinate Voting Shares as reported on the principal securities exchange on which such shares are then listed or admitted to trading. Options will have terms that do not exceed ten years and will have vesting periods of at least one year, except that vesting may occur in less than one year in the event that performance conditions attached to the Option (or with respect to other Incentive Awards) are satisfied, there is a Change in Control of the Company (as defined in the 2005 Incentive Plan), an increase or decrease in the number of issued Shares resulting from a subdivision or consolidation or the payment of a stock dividend on the Class A Subordinate Voting Shares or any other increase or decrease in the number of such Shares effected without receipt or payment of consideration by the Company, a merger, consolidation, dissolution or liquidation of MDC Partners, or there is a termination of the employment of a Participant other than for cause or voluntary resignation prior to retirement (“Permitted Acceleration Events”). Each Option shall be subject to earlier termination, expiration or cancellation as provided in the 2005 Incentive Plan or in the agreement evidencing such Option.

Tandem Stock Appreciation Rights. The Human Resources & Compensation Committee of the Company’s Board, or such other committee as the Board shall appoint from time to time (the “Committee”), which administers the 2005 Incentive Plan, may grant, in connection with any Option, a tandem SAR (“Tandem SAR”). The exercise price per Share of any Tandem SAR will be at least 100% of the fair market value of a Share on the date on which the Tandem SAR is granted, except that the exercise price of a Tandem SAR that is granted after the grant of the related Option may be less than such amount if it is at least equal to the exercise price of the related Option. In general, the exercise of a Tandem SAR by a Participant entitles the

Participant to an amount (in cash, Shares or a combination of cash and Shares), with respect to each Share subject thereto, equal to the excess of the fair market value of a Share on the exercise date over the exercise price of the Tandem SAR. The exercise of a Tandem SAR with respect to a number of Shares causes the cancellation of its related Option with respect to an equal number of Shares, and the exercise, cancellation or expiration of an Option with respect to a number of Shares causes the cancellation of its related Tandem SAR with respect to an equal number of Shares.

Stand-Alone Stock Appreciation Rights. The Committee may grant SARs that do not relate to Options (“Stand-Alone SARs”). The exercise price per Share of any Stand-Alone SAR will be at least 100% of the fair market value of a Share on the date on which the Stand-Alone SAR is granted. In general, the exercise of a Stand-Alone SAR by a Participant entitles the Participant to an amount (in cash, Shares or a combination of cash and Shares), with respect to each Share subject thereto, equal to the excess of the fair market value of a Share on the exercise date over the exercise price of the Stand-Alone SAR.

Other Stock Based Awards. The Committee may grant equity-based or equity-related Incentive Awards other than Options and SARs in such amounts and subject to such terms and conditions as the Committee determines. Each such Incentive Award may (i) involve the transfer of actual Shares, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Shares, (ii) be subject to performance-based and/or service-based conditions and (iii) be in the form of phantom stock, restricted stock, restricted stock units, performance shares, or share-denominated performance units. No such Incentive Award will vest or otherwise become payable earlier than three years following the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event.

Options and SARs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

Amendments to the 2005 Incentive Plan

The Board may at any time suspend or discontinue the 2005 Incentive Plan or revise or amend it in any respect whatsoever, except that, in general, no revision or amendment may, without the approval of shareholders of the Company, (i) increase the number of Shares that may be issued under the Plan or (ii) materially modify the requirements as to eligibility for participation in the 2005 Incentive Plan. No action may, without the consent of the Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award.

As of April 15, 2009, the aggregate number of Shares remaining available under the 2005 Incentive Plan is 655,345. To allow for more room in the option pool and to align the interests of non-employee directors and employees with the long-term interests of the Company, the Board recommends, subject to shareholder approval, that the 2005 Incentive Plan be amended to increase the maximum number of Shares that may be issued under the 2005 Incentive Plan from 3,000,000 to 4,500,000. The additional 1,500,000 share increase represents approximately 6% of the Company's issued and outstanding shares.

In addition, the Board recommends, subject to shareholder approval, that the 2005 Stock Incentive Plan be amended to permit the Company to issue Shares available under the 2005 Stock Incentive Plan to employees of the Company to satisfy the exercise of SARS awards under the Company’s Stock Appreciation Plan (the “SAR Plan”). The full text of the amended 2005 Incentive Plan is attached hereto as Exhibit B. The full text of the amended SAR Plan is attached hereto as Exhibit C.

New Plan Benefits

The benefits or amounts that will be received by or allocated to the CEO, the Named Executive officers, all current executive officers as a group, and all associates who are not executive officers, as well as the amounts that would have been so received or allocated had the plan been in effect last year are not presently determinable.

The following table sets forth the amount of options granted pursuant to the 2005 Incentive Plan previously received by each named executive officer; all current executive officers as of the date of this Proxy Statement as a group; all current directors as of the date of this Proxy Statement, who are not executive officers, as a group; each nominee for election as a director; each other person who received or is to receive 5% of such options; and all employees, including all current officers who are not executive officers as of the date of this Proxy Statement, as a group.

Name and Principal Position	Date of Grant	Exercise Price ($)	Number of Options Granted (#)	Number of Options Outstanding (#)
Miles S. Nadal, Chairman and Chief Executive Officer and Director Nominee	None	—	—	—
David B. Doft, Chief Financial Officer	None	—	—	—
Robert Dickson, Managing Director	None	—	—	—
Graham L. Rosenberg, Managing Director	None	—	—	—
Gavin Swartzman, Managing Director	None	—	—	—
All current executive officers as a group	—	—	—	—
Robert J. Kamerschen, Director and Director Nominee	April 26, 2006	8.95	25,000	25,000
Clare Copeland, Director and Director Nominee	July 2, 2007	8.75	25,000	25,000
Thomas N. Davidson, Director and Director Nominee	April 28, 2006	8.95	25,000	25,000
Scott L. Kauffman, Director and Director Nominee	April 28, 2006	8.95	25,000	25,000
Michael J.L. Kirby, Director and Director Nominee	None	—	—	—
Stephen M. Pustil, Vice Chairman, Director and Director Nominee	None	—	—	—
All current directors who are not executive officers as a group			100,000	100,000
All employees, including all current officers who are not executive officers, as a group			—	—

Principal Federal Income Tax Consequences of Options Granted Under Plan to Participants and the Company

The following is a summary of the principal U.S. federal income tax consequences generally applicable to the Company and to participants upon the grant and exercise of Options under the 2005 Incentive Plan under the now applicable provisions of the Code and the regulations thereunder.

Tax Consequences to a Participant. A participant is not taxed upon grant of an Option. Generally, a participant will have ordinary income upon exercise of an Option in an amount equal to the excess of the fair market value on the date of exercise of the shares purchased over the exercise price paid upon exercise.

If the participant surrenders previously-owned shares in payment of any or all of the exercise price of an Option, the shares received upon exercise of such Option equal in number to the previously-owned shares so surrendered would have the tax basis and capital gain holding period applicable to such surrendered shares. The additional shares received upon exercise would have a tax basis equal to the amount taxable as ordinary income upon such exercise (as described in the immediately preceding paragraph) plus the cash paid on exercise (if any) and a new capital gain holding period commencing on the date following the date of exercise.

Tax Consequences to the Company. The Company or an affiliate of the Company that employs a participant generally will be entitled to a federal income tax deduction in an amount equal to the amount of compensation income, taxable as ordinary income, recognized by the participant as a result of the exercise of an Option in the year of recognition by the participant.

The Resolution

The resolution approving the above-noted amendments to the 2005 Incentive Plan requires a simple majority of the votes cast at the Meeting, excluding votes of insiders of the Company who are entitled to participate in the Plan and their associates. The Board therefore seeks your approval and support for the following resolution:

RESOLVED:

THAT the reference to “3,000,000 Class A Shares” in the first paragraph of Section 3(a) of the 2005 Stock Incentive Plan of the Company be deleted and replaced with “4,500,000 Class A Shares”;

THAT the following provision be added to the end of the first paragraph of Section 3(a) of the 2005 Stock Incentive Plan: “In addition, at the discretion of the Compensation Committee, Class A Shares authorized for issuance under this Plan may be issued to employees of the Company to satisfy the exercise of SARS Awards under the Company’s Stock Appreciation Rights Plan, as amended;” and

THAT any director or executive officer of the Company be and is hereby authorized to notify and/or to seek approval of The Toronto Stock Exchange Inc. and NASDAQ if required, of the approval of the above-noted amendments to the 2005 Stock Incentive Plan and to do all such acts and things and to execute and file such other documents, whether under the corporate seal of the Company or otherwise, that may be necessary or desirable to give effect to this resolution.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” APPROVAL OF THE AMENDMENTS TO THE 2005 STOCK INCENTIVE PLAN.

ITEM 4 — AMENDMENT TO THE MDC PARTNERS INC.
STOCK APPRECIATION RIGHTS PLAN

Background

The Company maintains a stock appreciation rights plan (the “SAR Plan”) to promote the interests of the Company by providing incentives to selected employees, officers, directors and service providers to remain in the service of the Company and to increase their interest in the success of the Company by providing them with opportunities to increase their proprietary interest in the Company and to receive compensation based on the Company’s success. The SAR Plan was initially adopted and approved by the Compensation Committee of the Board and became effective as of January 1, 2003, and was amended and restated on April 22, 2004 and again on April 28, 2006.

The SAR Plan is administered by the compensation committee of the Board, such other committee established by the Board and vested with authority to administer the SAR Plan or, in the absence of such a committee, the Board (the SAR Plan administrator is referred to as the “Compensation Committee”).

The SAR Plan provides for the grant to employees, officers, directors and service providers of stock appreciation rights. Each stock appreciation right (a “SAR”) granted under the SAR Plan relates to one share of the Company’s Class A Subordinate Voting Shares (a “Share”) and provides the participant with the opportunity to earn the excess of the fair market value of a Share on the exercise date over the exercise price of the SAR. The SAR Plan provides that the exercise price of a SAR will equal the closing price per Share as of the trading day immediately prior to the date of grant, and defines fair market value as the weighted average trading price of a Share on the Toronto Stock Exchange for the five trading days immediately preceding the date on which the fair market value is determined. The SAR Plan also provides that the Compensation Committee may limit the amount payable upon exercise of a SAR. Pursuant to the SAR Plan, awards may be settled in cash or Shares at the discretion of the Compensation Committee.

SARs granted under the SAR Plan have a term of no more than 10 years from the date of grant. The Compensation Committee will specify a vesting period and other terms and conditions governing exercisability of a SAR at the time of grant and may, at any time, accelerate the vesting and exercisability of any SAR granted under the SAR Plan (including in connection with the termination of a participant’s employment without “cause”, for “good reason” or due to the death, disability or retirement of the participant). In general, the SAR Plan provides that upon termination of a participant’s employment, office or service for any reason, any unvested SAR is cancelled as of such termination, vested SARs are deemed to have been exercised as of such termination and SARs that vest as a result of such termination may be exercised for up to three (3) months following the termination.

The rights or interests of participants under the SAR Plan may not be assigned or transferred other than by will or the laws governing the devolution of property in the event of death. Participants have no rights as stockholders with respect to the Shares to which a SAR award relates. The number of Shares reserved for issuance to any one person pursuant to either the grant of SARs under the SAR Plan or the grant of options may not, in the aggregate, exceed 5% of the number of Shares and Class B shares of the Company that are outstanding immediately prior to the date in question and shall include any other class of participating shares of the Company outstanding on such date.

Amendment to the SAR Plan

The Compensation Committee may at any time suspend or discontinue the SAR Plan or revise or amend it in any respect whatsoever, subject to receipt of all necessary approvals. In addition, a majority vote of the Compensation Committee is required to terminate or amend the SAR Plan in a manner that may adversely affect the rights of Participants under the SAR Plan.

As of April 15, 2009, the aggregate number of Shares remaining available under the SAR Plan is 1,047,894. To permit the Company with flexibility to settle currently outstanding awards in Shares instead of cash, the Compensation Committee recommends, subject to shareholder approval, that the SAR Plan be amended to provide that at the discretion of the Compensation Committee, Shares authorized for issuance under the 2005 Stock Incentive Plan may be issued to employees of the Company to satisfy the exercise of

SAR Awards under the SAR Plan. To the extent any of these Shares are not issued pursuant to awards outstanding under the SAR Plan, these Shares will remain available for issuance under the 2005 Incentive Plan. The full text of the amended SAR Plan is attached hereto as Exhibit C.

The Resolution

The resolution approving the above-noted amendment to the SAR Plan requires a simple majority of the votes cast at the Meeting, excluding votes of insiders of the Company who are entitled to participate in the SAR Plan and their associates. The Board therefore seeks your approval and support for the following resolution:

RESOLVED:

THAT the following provision be added to the end of Section 14 of the SAR Plan: “In addition, at the discretion of the Compensation Committee, Class A Shares authorized for issuance under the 2005 Stock Incentive Plan may be issued to employees of the Company to satisfy the exercise of SAR Awards under this Plan.”

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE SAR PLAN.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any persons holding 10% or more of the common stock are required to report their ownership of common stock and any changes in that ownership to the U.S. Securities and Exchange Commission (the “SEC”) and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. To the Company’s knowledge, based solely upon a review of copies of such reports received by the Company which were filed with the SEC for the fiscal year ended December 31, 2008, and upon written representations from such persons that no other reports were required, the Company has been advised that all reports required to be filed under Section 16(a) have been timely filed with the SEC, with the exception of the following filing: Miles S. Nadal: Report on Form 4 that was filed on March 24, 2008 (one day late).

ADDITIONAL INFORMATION

A copy of the Annual Report on Form 10-K filed by MDC Partners with the Securities and Exchange Commission for 2008 is available, without charge, to shareholders at MDC Partners’ website at www.mdc-partners.com, on the Securities and Exchange Commission’s website at www.sec.gov, on the SEDAR website at www.sedar.com, or upon written request to 950 Third Avenue, New York, N.Y. 10022, Attention: Investor Relations. Financial information is provided in MDC Partners’ comparative financial statements and MD&A for the year ended December 31, 2008. A copy of MDC Partners’ most recent consolidated financial statements, interim financial statements, Annual Information Form and proxy statement and management information circular may also be obtained by shareholders, without charge, upon written request from the Secretary of MDC Partners or from the Securities and Exchange Commission’s website at www.sec.gov or the SEDAR website at www.sedar.com.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL GENERAL MEETING

Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings. The 2010 Annual Meeting of Stockholders will be held on or about June 1, 2010. Proposals of stockholders intended to be included in the proxy materials for the 2010 Annual Meeting of Stockholders must be received by the Secretary of the Company, 950 Third Avenue, New York, N.Y. 10022, by December 21, 2009 in a form that complies with the Company’s Bylaws and applicable requirements. Any proposal submitted after December 21, 2009 will not be considered timely.

GENERAL

Management knows of no matter to come before the Meeting other than the matters referred to in the accompanying Notice. If any matters which are not now known should properly come before the Meeting, the accompanying proxy instrument will be voted on such matters in accordance with the best judgment of the person voting it.

The contents and sending of this Proxy Statement and Management Information Circular have been approved by the Board as of the date hereof.

By Order of the Board

Toronto, Ontario	Mitchell Gendel
April 28, 2009	General Counsel and Corporate Secretary

EXHIBIT A

MDC PARTNERS INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF MDC PARTNERS INC.
AS ADOPTED BY THE BOARD
ON FEBRUARY 26, 2004

I. Authority

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of MDC Partners Inc. (the “Corporation”) is established pursuant to Section 42 of the Corporation’s Bylaw No. A-l and Section 158 of the Ontario Business Corporations Act. The Committee shall be comprised of three or more directors, as determined from time to time by resolution of the Board. Consistent with the appointment of other Board committees, the members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or at such other time as may be determined by the Board. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. The presence in person or by telephone of a majority of the Committee’s members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

II. Purpose of the Committee

The Committee’s purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Corporation and its subsidiaries.

The Committee is directly responsible for the appointment (subject to shareholder approval), compensation, retention and oversight of the work of the Corporation’s independent auditor engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Corporation. In accordance with the requirements of the Sarbanes-Oxley Act of 2002 (the “SOA”), the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder by the Securities and Exchange Commission (the “SEC”), the rules of the National Association of Securities Dealers, Inc. (the “NASD”), the rules of the Toronto Stock Exchange (the “TSX”) and the rules and instruments promulgated by the Ontario Securities Commission (the “OSC”), the independent auditor must report directly to the Committee and is accountable to the Committee (as representatives of the shareholders of the Corporation). The Committee’s oversight responsibilities include the authority to approve all audit engagement fees and terms, as well as all permitted non-audit engagements and resolution of disagreements between management and the independent auditor regarding financial reporting.

It is the objective of the Committee to maintain free and open means of communications among the Board, the independent auditor, and the financial and senior management of the Corporation.

III. Composition of the Committee

Independence

Each member of the Committee shall be an “independent” director within the meaning of Section 10A(m)(3) of the Exchange Act, Rule 10A-3(b)(1) thereunder, and Rule 4200(a)(15) of the NASD, and an “unrelated” director within the meaning of section 472 of the TSX Listed Company Manual, subject to applicable exceptions.

Financial Literacy and Expertise

All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an “audit committee financial expert” within the meaning of applicable SEC and OSC rules and at least one member shall have accounting or related financial experience as required under applicable TSX and NASD rules.

Specifically, the audit committee financial expert and the member with accounting or related financial experience must have the following attributes:

(a)	An understanding and ability to analyze and interpret a full set of financial statements, including the notes attached thereto, prepared in accordance with the generally accepted accounting principles used to prepare those statements;
(b)	An ability to assess the general application of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves;
(c)	Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(d)	An understanding of internal controls and procedures for financial reporting; and
(e)	An understanding of audit committee functions.

The Committee shall ensure that the Corporation provides to applicable regulatory authorities any required certification relating to adequacy of this Charter and composition of the Committee.

IV. Duties and Responsibilities of the Committee

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no “blueprint” to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Committee (it being understood that the Committee may diverge from such matters as considered appropriate given the circumstances):

Selection and Evaluation of Auditors

(a)	Select the firm of independent public accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;
(b)	Annually Review and approve the terms of engagement and determine the remuneration of Corporation’s independent auditor; and
(c)	Review the performance of the Corporation’s independent auditor and terminate or replace the independent auditor when circumstances warrant.

Independence of Auditors

(a)	Ensure that the Corporation’s independent auditor is independent and capable of exercising impartial judgment on all issues encompassed within its engagement. Regard shall be had to all applicable rules and regulations relating to independence, including those with respect to financial relationships, employment relationships, business relationships, the provision of non-audit services, contingent fees, partner rotation and compensation.
(b)	Ensure that the independent auditor delivers to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Corporation, consistent with Independence Standards Board Standard 1;
(c)	Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and
(d)	Take appropriate action to satisfy itself of the auditor’s independence.

General Responsibility for Oversight of Auditors

(a)	The Corporation’s independent auditor shall be ultimately accountable to the Committee and the Committee shall be responsible for the appointment (subject to shareholder approval), compensation, retention and oversight of the work of the Corporation’s independent auditor;

(b)	Pre-approve all audit and permitted non-audit services to be provided by the independent auditor. The Committee may approve policies and procedures for the pre-approval of services to be rendered by the independent auditor, which policies and procedures are detailed as to the particular service. All non-audit services to be provided to the Corporation or any of its subsidiaries by the independent auditor or any of its subsidiaries which are not covered by pre-approval policies and procedures approved by the Committee shall be subject to pre-approval by the Committee; and
(c)	Resolve all disagreements between management and the independent auditor regarding financial reporting.

Oversight of Annual Audit and Quarterly Financial Statements

(a)	Review and approve the annual audit plan of the Corporation’s independent auditor, including the audit and non-audit services that the auditor is providing for the Corporation and its subsidiaries, the level of responsibility assumed by the auditor under generally accepted auditing standards and a summary of the audit approach;
(b)	Before the release of annual financial statements, discuss with the independent auditor all matters required by SAS 61 (including the independent auditor’s responsibility under GAAP, the selection of and changes in significant accounting policies or their application, management judgments and accounting estimates, significant audit adjustments, the independent auditor’s responsibility for information other than financial statements, disagreements with management, consultation with other accountants, and difficulties encountered in performing the audit) and CICA Handbook section 5751 (which governs the communications between the independent auditors and the Committee);
(c)	Receive a report from the Corporation’s independent auditor, prior to the filing of the audit report with the SEC or the OSC, regarding:
(i)	all critical accounting policies and practices used by the Corporation;
(ii)	all material alternative accounting treatments of financial information within Canadian GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor; and
(iii)	other material communications between the independent auditor and management;
(d)	Review and discuss with management the quarterly financial statements. Discuss with the independent auditor the results of its procedures on the statements.
(e)	Prior to any disclosure, review and recommend to the Board for approval:
(i)	the annual financial statements and related documents (MD&A, AIF, etc.);
(ii)	the quarterly financial reports and related documents (including MD&A); and
(iii)	other disclosure documents containing financial information that would likely be material to either the quarterly or annual financial statements.

Oversight and Monitoring of Other Financial Disclosures

(a)	Review and recommend to the Board for approval all financial information of the Corporation contained in any prospectus, annual information form, information circular or similar document of the Corporation, and any earnings press release to be issued in conjunction with the annual and quarterly results;
(b)	Annually or more frequently as required, discuss with management the types of financial and operational information and earnings guidance to be disclosed to credit rating agencies that are subject to confidentiality agreements. The Committee need not discuss in advance with management each instance in which the Corporation gives earnings guidance to credit rating agencies, unless the substance of a presentation to any credit rating agency constitutes a material shift in the Corporation strategy not previously approved by the Board;

(c)	Annually or more frequently as required, discuss with management the types of financial and operational information and earnings guidance to be disclosed to analysts or shareholders (in groups or one-on-one) and the processes for ensuring that new material information is first or simultaneously disseminated in the public domain and subsequently included on the Corporation’s website. The Committee need not discuss in advance with management each instance in which the Corporation gives earnings guidance to analysts, unless the substance of a presentation to any analyst constitutes a material shift in the Corporation strategy not previously approved by the Board; and
(d)	Review the public disclosure required in connection with the Committee’s pre-approval of audit and non-audit services provided by the independent auditor.

Oversight of Financial Reporting Processes and Internal Controls

(a)	Review with management and the independent auditor the adequacy and effectiveness of the Corporation’s accounting and internal control policies and procedures, including controls and security of the computerized information systems.
(b)	Review with management its compliance with prescribed policies, procedures and internal control;
(c)	Review with management and the independent auditor any reportable conditions and material weaknesses affecting internal control;
(d)	Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation’s independent auditor and the Corporation’s management; and
(e)	Review with management major financial and asset related risks and the steps taken to monitor and control such risks.

Other Matters

(a)	Meet with outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;
(b)	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal controls or auditing matters and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;
(c)	Review and approve all related party transactions with any director or nominee, executive officer, holder of more than 5% of any class of the Corporations voting securities or any family member of the foregoing persons, other than those related party transactions in respect of which the Board has delegated review and approval to a special committee of independent directors.
(d)	Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose; and
(e)	Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

With respect to the duties and responsibilities listed above, the Committee should:

(a)	Report regularly to the Board on its activities, as appropriate;
(b)	Exercise reasonable diligence in gathering and considering all material information;
(c)	Understand and weigh alternative courses of conduct that may be available;
(d)	Focus on weighing the benefit versus harm to the Corporation and its shareholders when considering alternative recommendations or courses of action;
(e)	If the Committee deems it appropriate, secure independent expert advice and understand the expert’s findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities;

(f)	Provide management and the Corporation’s independent auditor with appropriate opportunities to meet privately with the Committee; and
(g)	Review the Charter of the Audit Committee annually and recommend it to the Board.

V. Meetings of the Committee

The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. As part of its purpose to foster open communications, the Committee shall meet at least annually with management and the Corporation’s independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should be discussed privately. The Chairman should work with the Chief Financial Officer and management to establish the agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and the Committee’s activities and provide copies of such minutes to the Board.

VI. Advisors and Funding

The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and responsibilities. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of any compensation (i) to any independent auditor engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Corporation, and (ii) to any independent advisors employed by the Committee.

VII. Disclosure and Review of Charter

The charter shall be (1) published in the Corporation’s annual report or information circular once every three years or following a material amendment to it; or (2) be posted in an up-to-date format on the Corporation’s web site. The Committee should review and reassess annually the adequacy of this Charter as required by the applicable rules of Nasdaq or the TSX.

While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditor have the responsibility of auditing the financial statements. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditor or to ensure that the Corporation complies with all laws and regulations.

EXHIBIT B

MDC PARTNERS INC.

2005 STOCK INCENTIVE PLAN
(As proposed to be amended on June 2, 2009)

1. Purpose of the Plan

This MDC Partners Inc. 2005 Stock Incentive Plan is intended to promote the interests of the Company and its shareholders by providing the employees and consultants of the Company and eligible non-employee directors of MDC Partners Inc., who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company. The Plan is designed to meet this intent by providing such employees, consultants and eligible non-employee directors with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2. Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Board of Directors” means the Board of Directors of MDC Partners Inc.

(b) “Change in Control” means the occurrence of any of the following:

(i) Any Person becoming the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act, a “Beneficial Owner”) of twenty-five percent (25%) or more of the combined voting power of MDC's then outstanding voting securities (“Voting Securities”); provided, however that a Change in Control shall not be deemed to occur by reason of an acquisition of Voting Securities directly from MDC or by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) MDC or any Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by MDC (the “MDC Group”), (B) any member of the MDC Group, or (C) any Person in connection with a Non-Control Transaction (as such term is hereinafter defined);

(ii) The individuals who, as of April 1, 2005, are members of the Board of Directors (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the members of the Board of Directors; provided, however that if the election, or nomination for election by MDC's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii) The consummation of:

(A) A merger, consolidation or reorganization with or into MDC or in which securities of MDC are issued, unless such merger, consolidation or reorganization is a “Non-Control Transaction.” A “Non-Control Transaction” is a merger, consolidation or reorganization with or into MDC or in which securities of MDC are issued where:

(I) the stockholders of MDC, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(II) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning a majority of the voting securities of the Surviving Corporation,

(III) no Person other than (1) any member of the MDC Group, (2) any employee benefit plan (or any trust forming a part thereof) maintained immediately prior to such merger, consolidation or reorganization by any member of the MDC Group, or (3) any Person who, immediately prior to such merger, consolidation or reorganization Beneficially Owns twenty-five percent (25%) or more of the then outstanding Voting Securities, owns, directly or indirectly, twenty-five percent (25%) or more of the combined voting power of the Surviving Corporation's voting securities outstanding immediately following such transaction;

(B) A complete liquidation or dissolution of the Company; or

(C) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a member of the MDC Group).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) becomes the Beneficial Owner of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

(c) “Class A Shares” means MDC’s Class A subordinate voting shares, without par value, or any other security into which such shares shall be changed pursuant to the adjustment provisions of Section 10 of the Plan.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(e) “Committee” means the Human Resources & Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(f) “Company” means MDC and each of its Subsidiaries, collectively.

(g) “Covered Employee” means a Participant who at the time of reference is a “covered employee” as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

(h) “Director” means a member of the Board of Directors who is not at the time of reference an employee of the Company.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” means, with respect to a Class A Share, as of the applicable date of determination (i) the closing sales price on the immediately preceding business day of Class A Shares as reported on the principal securities exchange on which such shares are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of Class A Shares shall not be so reported, the Fair Market Value of Class A Shares shall be determined by the Committee in its absolute discretion.

(k) “Incentive Award” means an Option, SAR or Other Stock-Based Award granted to a Participant pursuant to the terms of the Plan.

(l) “MDC” means MDC Partners Inc., a corporation established under the Canadian Business Corporation Act, and any successor thereto.

(m) “Option” means a non-qualified stock option to purchase Class A Shares granted to a Participant pursuant to Section 6.

(n) “Other Stock-Base Award” means an equity or equity-related award granted to a Participant pursuant to Section 8.

(o) “Participant” means a Director, employee or consultant of the Company, including any person or company engaged to provide ongoing management or consulting services for the Company and, at the discretion of any of the foregoing persons, and subject to any required regulatory approvals and conditions, a personal holding company controlled by such person, who or which is eligible to participate in the Plan and to whom one or more Incentive Awards have been granted pursuant to the Plan and, following the death of any such natural person, his successors, heirs, executors and administrators, as the case may be.

(p) “Performance-Based Compensation” means compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

(q) “Performance Measures” means such measures as are described in Section 9 on which performance goals are based in order to qualify certain awards granted hereunder as Performance-Based Compensation.

(r) “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation.

(s) “Permitted Acceleration Event” means (i) with respect to any Incentive Award that is subject to performance-based vesting, the full or partial vesting of such Incentive Award based on satisfaction of the applicable performance-based conditions, (ii) the occurrence of a Change in Control or an event described in Section 10(b), (c) or (d) or (iii) any termination of the employment of a Participant, other than a termination for cause (as defined by the Committee) or voluntary termination prior to retirement (as defined by the Committee).

(t) “Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act.

(u) “Plan” means this MDC Partners Inc. 2005 Stock Incentive Plan, as it may be amended from time to time.

(v) “SAR” means a stock appreciation right granted to a Participant pursuant to Section 7.

(w) “Securities Act” means the Securities Act of 1933, as amended.

(x) “Subsidiary” means any “subsidiary corporation” within the meaning of Section 424(f) of the Code or any other entity that the Committee determines from time to time should be treated as a subsidiary corporation for purposes of this Plan.

3. Stock Subject to the Plan

(a) In General

Subject to adjustment as provided in Section 10 and the following provisions of this Section 3, the maximum number of Class A Shares that may be covered by Incentive Awards granted under the Plan shall not exceed 4,500,000 Class A Shares. Class A Shares issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the discretion of the Committee. In addition, at the discretion of the Compensation Committee, Class A Shares authorized for issuance under this Plan may be issued to employees of the Company to satisfy the exercise of SARS Awards under the Company’s Stock Appreciation Rights Plan, as amended.

For purposes of the preceding paragraph, Class A Shares covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence if an Incentive Award is settled for cash or if Class A Shares are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of Class A Shares that are available for delivery under the Plan. In addition, if Class A Shares are issued subject to conditions which may result in the forfeiture, cancellation or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if Class A Shares owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of Class A Shares that are available for delivery under the Plan. In addition, if the Company uses cash received by the Company in payment of the exercise price or purchase price in connection with any Incentive Award granted pursuant to the Plan to repurchase Class A Shares from any Person, the shares so repurchased will be added to the aggregate number of shares available for delivery under the Plan. For purposes of the preceding sentence, Class A Shares repurchased by the Company shall be deemed to have been repurchased using such funds only to the extent that such funds have actually been previously received by the Company and that the Company promptly designates in its books and records that such repurchase was paid for with such funds. Class A Shares covered by Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of NASD Rule 4350) shall not count as used under the Plan for purposes of this Section 3.

Subject to adjustment as provided in Section 10, the maximum number of Class A Shares that may be covered by Incentive Awards granted under the Plan to any single Participant in any fiscal year of the Company shall not exceed 500,000 shares, prorated on a daily basis for any fiscal year of the Company that is shorter than 365 days.

(b) Prohibition on Substitutions and Repricings

In no event shall any new Incentive Awards be issued in substitution for outstanding Incentive Awards previously granted to Participants, nor shall any repricing (within the meaning of US generally accepted accounting practices or any applicable stock exchange rule) of Incentive Awards issued under the Plan be permitted at any time under any circumstances, in each case unless the shareholders of the Company expressly approve such substitution or repricing.

(c) Annual Limitation on Grants.

The Committee shall limit annual grants of equity awards under this Plan to executive officers of the Company to an aggregate amount equal to not more than three percent (3%) of the number of issued and outstanding shares of the Company’s capital stock at the beginning of the Company’s fiscal year.

4. Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualify as non-employee directors (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), and as “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3). The Committee shall, consistent with the terms of the Plan, from time to time designate those who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof. In addition, the Committee may from time to time authorize a committee consisting of one or more Directors to grant Incentive Awards to persons who are not “executive officers” of MDC (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitation as the Committee may specify. In addition, the Board of Directors may, consistent with the terms of the Plan, from time to time grant Incentive Awards to Directors.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. Without limiting the generality of the foregoing, (i) the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment and (ii) the employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties.

On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award.

No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and MDC shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. Eligibility

The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those Directors and employees of the Company, including any person or company engaged to provide ongoing management or consulting services for the Company and, at the discretion of any of the foregoing persons, and subject to any required regulatory approvals and conditions, a personal holding company controlled by such person, whom the Committee shall select from time to time. All Incentive Awards granted under the Plan shall be evidenced by a separate written agreement entered into by the Company and the recipient of such Incentive Award.

6. Options

The Committee may from time to time grant Options, subject to the following terms and conditions:

(a) Exercise Price

The exercise price per Class A Share covered by any Option shall be not less than 100% of the Fair Market Value of a Class A Share on the date on which such Option is granted.

(b) Term and Exercise of Options

(1) Each Option shall become vested and exercisable on such date or dates, during such period and for such number of Class A Shares as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; provided, further that no Option shall become exercisable earlier than one year after the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.

(2) Each Option may be exercised in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3) An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(4) Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant.

(c) Effect of Termination of Employment or other Relationship

The agreement evidencing the award of each Option shall specify the consequences with respect to such Option of the termination of the employment, service as a director or other relationship between the Company and the Participant holding the Option.

(d) Effect of Change in Control

Upon the occurrence of a Change in Control, each Option outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan and the agreement evidencing such Option.

7. Stock Appreciation Rights

The Committee may from time to time grant SARs, subject to the following terms and conditions:

(a) Stand-Alone and Tandem; Cash and Stock-Settled

SARs may be granted on a stand-alone basis or in tandem with an Option. Tandem SARs may be granted contemporaneously with or after the grant of the Options to which they relate. SARs may be settled in Class A Shares or in cash.

(b) Exercise Price

The exercise price per Class A Share covered by any SAR shall be not less than 100% of the Fair Market Value of a Class A Share on the date on which such SAR is granted; provided, however that the exercise price of an SAR that is tandem to an Option and that is granted after the grant of such Option may have an exercise price less than 100% of the Fair Market Value of a Class A Share on the date on which such SAR is granted provided that such exercise price is at least equal to the exercise price of the related Option.

(c) Benefit Upon Exercise

The exercise of an SAR with respect to any number of Class A Shares prior to the occurrence of a Change in Control shall entitle the Participant to (i) a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a Class A Share on the effective date of such exercise over (B) the per share exercise price of the SAR, (ii) the issuance or transfer to the Participant of the greatest number of whole Class A Shares which on the date of the exercise of the SAR have an aggregate Fair Market Value equal to such excess or (iii) a combination of cash and Class A Shares in amounts equal to such excess, as determined by the Committee. The exercise of an SAR with respect to any number of Class A Shares upon or after the occurrence of a Change in Control shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Class A Shares paid in connection with such Change in Control and (B) the Fair Market Value of Class A Shares on the effective date of exercise over (ii) the per share exercise price of the SAR. Such payment, transfer or issuance shall occur as soon as practical, but in no event later than five business days, after the effective date of exercise.

(d) Term and Exercise of SARs

(1) Each SAR shall become vested and exercisable on such date or dates, during such period and for such number of Class A Shares as shall be determined by the Committee on or after the date such SAR is granted; provided, however that no SAR shall be exercisable after the expiration of ten years from the date such SAR is granted; provided, further that no SAR shall become exercisable earlier than one year after the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such SAR.

(2) Each SAR may, to the extent vested and exercisable, be exercised in whole or in part; provided, however that no partial exercise of an SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3) An SAR shall be exercised by such methods and procedures as the Committee determines from time to time.

(4) SARs may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant.

(5) The exercise with respect to a number of Class A Shares of an SAR granted in tandem with an Option shall cause the immediate cancellation of the Option with respect to the same number of shares. The exercise with respect to a number of Class A Shares of an Option to which a tandem SAR relates shall cause the immediate cancellation of the SAR with respect to an equal number of shares.

(e) Effect of Termination of Employment or other Relationship

The agreement evidencing the award of each SAR shall specify the consequences with respect to such SAR of the termination of the employment, service as a director or other relationship between the Company and Participant holding the SAR.

(f) Effect of Change in Control

Upon the occurrence of a Change in Control, each SAR outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan and the agreement evidencing such SAR.

8. Other Stock-Based Awards

The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual Class A Shares to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Class A Shares, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of phantom stock, restricted stock, restricted stock units, performance shares, or share-denominated performance units and (iv) be designed to comply with applicable laws of jurisdictions other than the United States. Notwithstanding anything in this Section 8, no Other Stock-Based Award shall vest or otherwise become payable earlier than three years following the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event.

9. Performance Measures

(a) Performance Measures

The performance goals upon which the payment or vesting of any Incentive Award (other than Options and SARs) to a Covered Employee that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following Performance Measures: revenue growth, operating income, operating cash flow, net income, earnings per share, cash earnings per share, return on sales, return on assets, return on equity, return on invested capital and total shareholder return.

Performance Periods may be equal to or longer than, but not less than, one fiscal year of the Company. Within 90 days after the beginning of a Performance Period, and in any case before 25% of the Performance Period has elapsed, the Committee shall establish (a) performance goals and objectives for the Company for such Performance Period, (b) target awards for each Participant, and (c) schedules or other objective methods for determining the applicable performance percentage to be applied to each such target award.

The measurement of any Performance Measure(s) may exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the Company’s audited financial statements, including the notes thereto. Any Performance Measure(s) may be used to measure the performance of the Company or a Subsidiary as a whole or any business unit of the Company or any Subsidiary or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate.

Nothing in this Section 9 is intended to limit the Committee’s discretion to adopt conditions with respect to any Incentive Award that is not intended to qualify as Performance-Based Compensation that relate to performance other than the Performance Measures.

(b) Committee Discretion

In the event that the requirements of Section 162(m) and the regulations thereunder change to permit Committee discretion to alter the Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

10. Adjustment Upon Changes in Class A Shares

(a) Shares Available for Grants

In the event of any change in the number of Class A Shares outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of Class A Shares with respect to which the Committee may grant Incentive Awards and the maximum aggregate number of Class A Shares with respect to which the Committee may grant Incentive Awards to any individual Participant in any year shall be appropriately adjusted by the Committee. In the event of any change in the number of Class A Shares outstanding by reason of any other similar event or transaction, the Committee may, but need not, make such adjustments in the number and class of Class A Shares with respect to which Incentive Awards may be granted as the Committee may deem appropriate.

(b) Increase or Decrease in Issued Shares Without Consideration

Subject to any required action by the shareholders of MDC, in the event of any increase or decrease in the number of issued Class A Shares resulting from a subdivision or consolidation of Class A Shares or the payment of a stock dividend (but only on the Class A Shares), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of Class A Shares subject to each outstanding Incentive Award and the exercise price per Class A Share of each such Incentive Award.

(c) Certain Mergers

Subject to any required action by the shareholders of MDC, in the event that MDC shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of Class A Shares receive securities of another corporation), each Incentive Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of Class A Shares subject to such Incentive Award would have received in such merger or consolidation.

(d) Certain Other Transactions

In the event of (i) a dissolution or liquidation of MDC, (ii) a sale of all or substantially all of MDC’s assets, (iii) a merger or consolidation involving MDC in which MDC is not the surviving corporation or (iv) a merger or consolidation involving MDC in which MDC is the surviving corporation but the holders of Class A Shares receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

(i) cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each Class A Share subject to such Incentive Award equal to the value, as determined by the Committee in its reasonable discretion, of such Incentive Award, provided that with respect to any outstanding Option or SAR such value shall be equal to the excess of (A) the value, as determined by the Committee in its reasonable discretion, of the property (including cash) received by the holder of Class A Shares as a result of such event over (B) the exercise price of such Option or SAR; or

(ii) provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an incentive award with respect to, as appropriate, some or all of the property which a holder of the number of Class A Shares subject to such Incentive Award would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its reasonable discretion in the exercise price of the incentive award, or the number of shares or amount of property subject to the incentive award or, if appropriate, provide for a cash payment to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

(e) Other Changes

In the event of any change in the capitalization of MDC or corporate change other than those specifically referred to in paragraphs (b), (c) or (d), the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Incentive Awards as the Committee may consider appropriate to prevent dilution or enlargement of rights.

(f) No Other Rights

Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of MDC or any other corporation. Except as expressly provided in the Plan, no issuance by MDC of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Class A Shares subject to any Incentive Award.

11. Rights as a Stockholder

No person shall have any rights as a stockholder with respect to any Class A Shares covered by or relating to any Incentive Award granted pursuant to the Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

12. No Special Employment Rights; No Right to Incentive Award

(a) Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

(b) No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13. Securities Matters

(a) MDC shall be under no obligation to effect the registration pursuant to the Securities Act of any Class A Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, MDC shall not be obligated to cause to be issued or delivered any certificates evidencing Class A Shares pursuant to the Plan unless and until MDC is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Class A Shares are traded and that the Participant has delivered all notices and documents required to be delivered to the Company in connection therewith. The Committee may require, as a condition to the issuance and delivery of certificates evidencing Class A Shares pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee deems necessary or desirable.

(b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to MDC shall have determined that the issuance and delivery of Class A Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Class A Shares are traded. MDC may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance or transfer of Class A Shares pursuant to any Incentive Award pending or to ensure compliance under federal or state securities laws. MDC shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance or transfer of Class A Shares pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14. Withholding Taxes

(a) Cash Remittance

Whenever Class A Shares are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, MDC shall have the right to require the Participant to remit to MDC in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting prior to the delivery of any certificate or certificates for such shares or the effectiveness of the lapse of such restrictions. In addition, upon the exercise or settlement of any Incentive Award in cash, MDC shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or settlement.

(b) Stock Remittance

At the election of the Participant, subject to the approval of the Committee, when Class A Shares are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to MDC a number of Class A Shares that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than such withholding obligations. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(c) Stock Withholding

At the election of the Participant, subject to the approval of the Committee, when Class A Shares are to be issued upon the exercise, grant or vesting of an Incentive Award, MDC shall withhold a number of such shares having a Fair Market Value at the exercise date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than such withholding obligations. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

15. Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall except as provided in Section 10 hereof, (i) increase the number of Class A Shares that may be issued under the Plan or (ii) materially modify the requirements as to eligibility for participation in the Plan. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing herein shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

16. No Obligation to Exercise

The grant to a Participant of an Option or SAR shall impose no obligation upon such Participant to exercise such Option or SAR.

17. Transfers Upon Death

Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind MDC unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

18. Expenses and Receipts

The expenses of the Plan shall be paid by MDC. Any proceeds received by MDC in connection with any Incentive Award will be used for general corporate purposes.

19. Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of New York, without regard to its conflict of law principles, except to the extent that the application of New York law would result in a violation of the Canadian Business Corporation Act.

22. Effective Date and Term of Plan

The Plan was adopted by the Board of Directors on April 28, 2005, subject to the approval of the Plan by the shareholders of MDC, and was amended following approval of such amendment by the shareholders of MDC on June 1, 2007 and on June 2, 2009. No grants may be made under the Plan after April 28, 2015.

Exhibit C

MDC PARTNERS INC.
STOCK APPRECIATION RIGHTS PLAN

1.   PURPOSE

The Plan is intended to promote the interests of MDC Partners Inc. (the “Company”) by providing an incentive to selected employees, officers, directors and service providers of the Company to remain in the service of the Company and to increase their interest in the success of the Company by providing them with opportunities to increase their proprietary interest in the Company and to receive compensation based upon the Company's success.

The Plan was initially adopted and approved by the Compensation Committee of the Board (as defined below) and became effective as of January 1, 2003. The Plan was amended and restated on April 22, 2004, and again on April 28, 2006 and June 2, 2009.

2.   DEFINITIONS

(a)	“Award” means an award of a SAR granted under the Plan.
(b)	“Base Price” means the grant price of the SAR as determined by the Compensation Committee, which shall not be less than the closing price of the Class A Shares on the Toronto Stock Exchange on the trading day immediately preceding the date of grant.
(c)	“Board” means the Board of Directors of the Company.
(d)	“Class A Shares” means the Class A Subordinate Voting Shares of the Company, or such other class or kind of share or other securities as may be applicable under Section 9.
(e)	“Class A Share Price” means the Fair Market Value of the Class A Shares on the date of exercise of a SAR.
(f)	“Compensation Committee” shall mean the Compensation Committee of the Board, or such other committee or subcommittee duly established by the Board and vested with authority with respect to the Plan, or, in the absence of such a Compensation Committee, the Board.
(g)	“Company” means MDC Partners Inc., a Canadian corporation, or any successor to substantially all its business.
(h)	“Disability” means the inability of a Participant who is an individual (or in the case of a Participant which is an entity other than an individual, the principal Person providing services on behalf of such entity to the Company), in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant's position or retainer with the Company because of the sickness or injury of the Participant.
(i)	“Effective Date” shall mean January 1, 2003.
(j)	“Fair Market Value” of a Class A Share shall mean the weighted average trading price of Class A Shares on the Toronto Stock Exchange for the five trading days immediately preceding the date on which the fair market value is to be determined. In the event that the Class A Shares are not quoted on such system or traded in a similar market, Fair Market Value shall be determined by the Compensation Committee in good faith.
(k)	“Outstanding Issue” means the number of Class A Shares and Class B Shares of the Company that are outstanding immediately prior to the date in question and shall include any other class of participating shares of the Company outstanding on such date;
(l)	“Participant” means an employee, officer, director or service provider of the Company who has been granted an Award under the Plan.
(m)	“Person” means without limitation, an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate and a trustee executor, administrator, or other legal representative.

(n)	“Plan” means the Stock Appreciation Rights Plan set forth herein, as amended from time to time.
(o)	“SAR” means a stock appreciation right granted under the Plan.
(p)	“SAR Agreement” means an agreement between the Company and a Participant setting forth the terms and conditions of an Award.
(q)	“Share Compensation Arrangement” means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of shares to one or more potential Participants including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise;
(r)	“Vesting Date” shall mean the date established by the Compensation Committee on which a SAR may vest.

3.   ADMINISTRATION

(a)	The Compensation Committee shall be responsible for administering the Plan.
(b)	The Compensation Committee shall have the authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements under the Plan and to make determinations pursuant to any Plan provision or SAR Agreement. Each interpretation, determination or other action made or taken by the Compensation Committee pursuant to the Plan shall be final and binding on all persons. No member of the Compensation Committee shall be liable for any action or determination made in good faith, and the members of the Compensation Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's articles and by-laws, as the same may be amended from time to time.
(c)	The Compensation Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, except that the Compensation Committee may not delegate its authority pursuant to Section 7 to amend the Plan.

4.   ELIGIBILITY

Awards may be granted to employees, officers, directors or service providers of the Company. The Compensation Committee shall have the authority to select the Participants to whom Awards may be granted and to determine the number and form of Awards to be granted to each Participant. The grant of an Award hereunder in any year to any Participant shall not entitle such Participant to a grant of an Award in any future year nor shall the failure to grant any employee, officer, director or service provider an Award preclude a grant in the future.

5.   AWARDS UNDER THE PLAN

(a)	General. A SAR will entitle the holder, upon exercise of the SAR, to receive payment of an amount (the “SAR Amount”) determined by multiplying:
(i)	the difference obtained by subtracting the Base Price from the Fair Market Value of a Class A Share on the date of exercise of such SAR, by
(ii)	the number of shares as to which such SAR will have been exercised.

Each grant of a SAR shall be evidenced by a SAR Agreement setting forth the relevant terms and conditions of such Award and which shall by its terms incorporate the Plan. By accepting an Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable SAR Agreement.

(b)	Option to Settle the SAR Amount in Class A Shares. The Compensation Committee, in its sole discretion, may elect to satisfy the payment of a SAR Amount through the issuance of Class A Shares in lieu of the cash otherwise payable to satisfy such SAR Amount. The number of Class A Shares to be issued in satisfaction of any SAR Amount shall be determined by dividing the SAR Amount by the Class A Share Price, with any fractional amount being rounded up to the nearest whole share.

(c)	Limitation on Amount Payable. Notwithstanding subsection (a) above, the Compensation Committee may place a limitation on the amount payable upon exercise of a SAR. Any such limitation must be determined as of the date of grant and noted in the SAR Agreement.
(d)	Shares Subject to SAR. The number of Class A Shares to be subject to any SAR granted under the Plan shall be set forth in the SAR Agreement.
(e)	Term. SARs granted under the Plan will be exercisable for a period determined by the Compensation Committee at the time of grant; provided, however, that no SAR shall be exercisable after the expiration of ten years from the date such SAR is granted.
(f)	Exercisability and Vesting. The applicable Vesting Period and any applicable vesting terms governing the exercisability of SARs granted under the Plan shall be as determined by the Compensation Committee at the time of grant, unless earlier terminated in accordance with the terms and conditions of the Participant's SAR Agreement.
(g)	Acceleration of Vesting. The Compensation Committee shall have the authority to accelerate at any time the vesting and exercisability of any SAR granted under the Plan. Without limiting the generality of the foregoing, each SAR shall immediately become fully vested and exercisable upon the first to occur of the following events:
(i)	the Participant's employment, service or office with the Company is terminated either by the Company without “cause” or by the Participant for “good reason” (such terms as defined in Participant's employment agreement with the Company); or
(ii)	the Participant's employment or service with the Company is terminated by reason of such Participant's death, Disability or retirement (or in the case of a Participant which is an entity other than an individual, the death or Disability of the principal individual providing services on behalf of such entity to the Company).
(h)	Termination of Employment.
(i)	Unvested SARs. Upon termination of a Participant's employment, office or service with the Company for any reason, any outstanding SAR then held by such Participant which is not vested and exercisable as of the effective date of such termination of employment or service shall be immediately cancelled and forfeited without regard to any statutory or common law notice or severance to which a Participant may be entitled.
(ii)	Vested SARs. Subject to the provisions of the immediately following sentence, upon termination of a Participant's employment, office or service with the Company for any reason, any outstanding SAR then held by such Participant which is vested and exercisable as of the effective date of such termination of employment, office or service shall be deemed to have been exercised by the Participant on the effective date of such termination of employment, office or service and payment with respect to such SAR shall be made by the Company in accordance with subparagraph (i) below. Notwithstanding the foregoing, if the Participant's termination of employment or service has occurred under circumstances resulting in the acceleration of the vesting and exercisability of such Participant's SARs, any SARs held by such Participant shall remain exercisable for a period of three months following the effective date of termination of such employment, office or service; provided, however, that no SAR may be exercised beyond the expiration date set forth in the SAR Agreement evidencing such SAR.
(i)	Method, Timing of Exercise. A Participant may exercise the vested and exercisable portion of a SAR at any time where such exercise is not prohibited by applicable securities laws, until the expiration of such SAR. All or any portion of such SAR may be exercised by delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable SAR Agreement, shall specify the number of Class A Shares with respect to which the SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the SAR. No SAR may be exercised for less than 100 shares unless the total number of shares subject to such SAR is less than 100. Payment with respect to the exercise of a SAR (whether in cash or through the issuance of Class A Shares) shall be made by the Company within 30 business days following the exercise of the SAR.

(j)	Transferability and Assignability. The rights or interests of a Participant under the Plan shall not be assignable or transferable, otherwise than by will or the laws governing the devolution of property in the event of death and such rights or interests shall not be encumbered.
(k)	No Right as a Shareholder. A Participant shall have no rights as a stockholder with respect to Class A Shares to which an Award relates.
(l)	Maximum Number of Shares Reserved. The number of Class A Shares reserved for issuance to any one person pursuant to either the grant of SARs under the Plan or the grant of options may not, in the aggregate, exceed 5% of the Outstanding Issue.

6.   TAX WITHHOLDING

The Board may adopt and apply rules that in its opinion will ensure that the Company will be able to comply with applicable provisions of any federal, provincial, state or local law relating to the withholding of tax, including on the amount, if any, included in income of a Participant. The Company may withhold from any amount payable to a Participant, either under this Plan, or otherwise, such amount as may be necessary so as to ensure that the Company will be able to comply with applicable provisions of any federal, provincial, state or local law relating to withholding of tax or other required deductions, including on the amount, if any, which must be included in the income of a Participant. The Company shall, in this connection, have the right in its discretion to satisfy any such withholding tax liability by retaining or acquiring (or selling on the Participant's behalf) any Class A Shares which are or would otherwise be issued or provided to a Participant hereunder, or withholding any portion of any cash amount payable to a Participant hereunder or pursuant to any such sale on the Participant's behalf. The Company shall also have the right to withhold the delivery of any Class A Shares and any cash payment payable to a Participant hereunder unless and until such Participant pays to the Company a sum sufficient to indemnify the Company for any liability to withhold tax in respect of the amounts included in the income of such Participant as a result of the settlement of SARs under this Plan, to the extent that such tax is not otherwise being withheld from payments to such Participant by the Company.

7.   PLAN AMENDMENT AND/OR TERMINATION

The Compensation Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, subject to receipt of all necessary approvals. Notwithstanding the foregoing, a majority vote of the Compensation Committee shall be required to terminate or amend the Plan in a manner that may adversely affect the rights of Participants under this Plan.

8.   ADJUSTMENT OF AND CHANGES IN SHARES

In the event that the Compensation Committee shall determine that any amalgamation, arrangement, merger, consolidation, recapitalization, reclassification, stock dividend, distribution of property, special cash dividend, or other change in corporate structure has affected the Class A Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the Participants' rights under the Plan, the Compensation Committee shall make such adjustments, if any, as it deems appropriate in the number and class of shares subject to, and the Base Price of, outstanding Awards granted under the Plan, and in the value of, or number or class of shares subject to, other Awards granted or available to be granted under the Plan. The foregoing adjustments shall be determined by the Compensation Committee in its sole discretion.

9.   NO RIGHT TO EMPLOYMENT, SERVICE OR OFFICE

No person shall have any claim or right to receive grants or Awards under the Plan. Neither the Plan, the grant of Awards under the Plan, nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any employee, officer, director or service provider any right to be retained in the employ or service of the Company or any subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any subsidiary or other affiliate thereof to terminate the employment, office or service of such employee, officer, director or service provider at any time. Unless the Board determines otherwise, no notice of termination or payment in lieu thereof shall extend the period of employment, office or service of a Participant under this Plan.

10.  GOVERNING LAW

The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

11.  EXPENSES AND RECEIPTS

The expenses of the Plan shall be paid by the Company.

12.  TERM OF THE PLAN

Unless earlier terminated pursuant to Section 7, the Plan shall terminate on the tenth (10) anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

13.  UNFUNDED STATUS OF AWARDS

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any SAR Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company in respect of cash payments owing to such Participant.

14.  CLASS A SHARES SUBJECT TO THE PLAN

The maximum number of Shares issuable from treasury under the Plan is 1,500,000 Shares. In addition, at the discretion of the Compensation Committee, Class A Shares authorized for issuance under the 2005 Stock Incentive Plan may be issued to employees of the Company to satisfy the exercise of SAR Awards under the SAR Plan.

15.  SEVERABILITY

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

EXHIBIT D

CORPORATE GOVERNANCE
DISCLOSURE OF CORPORATE GOVERNANCE PRACTICES
(CANADIAN NATIONAL INSTRUMENT 58-101)

The directors MDC Partners Inc. consider good corporate governance to be central to the effective and efficient operation of the Corporation. The business of the Corporation is supervised by its board of directors, directly and through its committees. The Canadian Securities Administrators require disclosure on an annual basis of the Corporation’s corporate governance practices in accordance with Form 58-101 — Disclosure of Corporate Governance Practices. The Corporation’s corporate governance practices are set out below.

The Board of Directors

In determining whether a particular director is independent, the Board examines the factual circumstances in the context of that particular year. The Board proposed for election in this Circular is composed of eight members, all of whom are considered to be independent directors with the exception of Messrs. Nadal and Pustil, who are members of management. The following directors of MDC Partners also serve as directors (or senior executive officers) of companies that are reporting issuers (or the equivalent) in Canada or the U.S.:

Clare Copeland: serves as Chairman of Toronto Hydro, and as a trustee of RioCan Real Estate Investment Trust.

Thomas N. Davidson: serves as Chairman of NuTech Precision Metals, Inc.

Robert J. Kamerschen: serves on the board of directors of R.H. Donnelley Corporation.

Scott L. Kauffman: serves as President and Chief Executive Officer, and is a member of the board of directors, of SourceForge, Inc., and is on the board of directors of Coremetrics, Inc.

Michael J.L. Kirby: serves as a director of The Bank of Nova Scotia, Extendicare, Ontario Energy Savings Corporation, Indigo and Brainhunter, Inc.

All independent directors frequently meet at the beginning or end of each regularly scheduled quarterly Board or Committee meeting without non-independent directors and management present. The Board has access to information independent of management through MDC Partners’ auditor who reports to the Audit Committee. The specific responsibilities of the Board include reviewing and approving all major strategic decisions, including any change in the strategic direction of MDC Partners and acquisitions and/or divestitures and other matters (such as guarantees) in excess of Cdn$2.5 million; reviewing and approving annual budgets, including capital expenditure plans; reviewing and approving operating results for each quarter and year to date. As part of its ongoing activities, the Board regularly receives and comments upon reports of management as to the performance of MDC Partners’ business and management’s expectations. The Board is therefore of the view that the appropriate structures and procedures are in place to ensure that it can function independent of management.

The Board has selected Mr. Robert J. Kamerschen as the Presiding Director of the Board. Mr. Kamerschen is independent.

Board Mandate

The Board of Directors recently adopted a set of Corporate Governance Guidelines as a framework within which the Board and its Committees will conduct its business. A copy of the Guidelines is available free of charge at MDC Partners’ website at http://www.mdc-partners.com/ir/governance.asp.

Position Descriptions

The Company’s bylaws and the Charters of each Board committee provide a detailed description of the roles and responsibilities of the Board (including the Chairman), management and committees of the Board.

The Human Resources & Compensation Committee (described below) is responsible for establishing, monitoring and evaluating objectives and standards of performance for the Chief Executive Officer and other executive officers on an annual basis. Salary, bonus, loans or other payments for the benefit of the Chief

Executive Officer must be reviewed and approved by the Human Resources & Compensation Committee. Related party expenses for services rendered and in the nature of expense reimbursement must also be approved by the Human Resources & Compensation Committee.

Orientation and Continuing Education

New directors to MDC Partners have generally been executives with extensive business experience and directorship responsibilities on the boards of other public and private institutions. Orientation for these individuals is provided through a review of past Board materials and other private and public documents concerning MDC Partners. In addition, Board members are encouraged to attend (at the cost and expense of the Company) continuing education programs identified by the Nominating and Corporate Governance Committee each year to ensure that they maintain the skills necessary for them to meet their obligations as directors.

Ethical Business Conduct

The Company has adopted a Code of Conduct, which applies to all directors, officers (including the Company’s Chief Executive Officer and Chief Financial Officer) and employees of the Company and its subsidiaries. The Code of Conduct was adopted in order to help directors, officers and employees resolve ethical issues. The Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws. The Company’s policy is to not permit any waiver of the Code of Conduct for any director or executive officer, except in extremely limited circumstances. The Board, through the Audit Committee, monitors and assesses and claims alleged under the Code of Conduct. Any waiver of this Code of Conduct for directors or officers of the Company must be approved by the Company’s Board of Directors. Amendments to and waivers of the Code of Conduct will be publicly disclosed as required by applicable laws, rules and regulations. The Code of Conduct is available free of charge on the Company’s website at http://www.mdc-partners.com, or by writing to MDC Partners Inc., 950 Third Avenue, New York, NY 10022, Attention: Investor Relations.

Nomination of Directors

The Nominating and Corporate Governance Committee is composed of four members, all of whom are considered to be independent. The Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to the full Board with respect to developments in the area of corporate governance and the practices of the Board. The Nominating and Corporate Governance Committee is also responsible for evaluating the performance of the Board as a whole and for reporting to the Board with respect to appropriate candidates for nominations to the Board. The current members of the Nominating and Corporate Governance Committee are Messrs. Robert J. Kamerschen (Chairman), Thomas N. Davidson, Scott L. Kauffman, and Michael J.L. Kirby. The Nominating and Corporate Governance Committee’s current charter is available at www.mdc-partners.com/ir/governance.asp.

The Nominating and Corporate Governance Committee identifies, selects and recommends to the Board individuals qualified to serve both on the Board and on Board committees, including persons suggested by shareholders and others. The Nominating and Corporate Governance Committee reviews the background and qualifications of those individuals who are chosen for consideration, including the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and any other relevant factors deemed appropriate. Following that review, the Nominating and Corporate Governance Committee then selects nominees and recommends them to the Board for election by the shareholders or appointment by the Board, as the case may be. The Nominating and Corporate Governance Committee also reviews the suitability of each Board member for continued service as a director when that member’s term expires or that member experiences a significant change in status (for example, a change in employment). The Nominating and Corporate Governance Committee has not implemented any particular additional policies or procedures with respect to suggestions received from shareholders with respect to Board or committee nominees.

Pursuant to its charter, the Nominating and Corporate Governance Committee may conduct or authorize investigations or studies into matters with its scope of responsibilities and may retain, at the Company’s expense, such independent counsel or other consultants or advisers at it may deem necessary from time to time. The Nominating and Corporate Governance Committee has the sole authority to retain or terminate any search firm to be used to identify director candidates, including the sole authority to approve its fees and retention terms, with the Company bearing the cost of such fees.

Compensation

The Human Resources & Compensation Committee is composed of four members, all of whom are considered to be independent. The Human Resources & Compensation Committee makes recommendations to the Board on, among other things, the compensation of senior executives. The Human Resources & Compensation Committee discusses personnel and human resources matters including recruitment and development, management succession and benefits plans and grants awards under the 2005 Stock Incentive Plan and the SARs Plan. Salary, bonus or other payments for the benefit of senior management are reviewed and approved by the Human Resources & Compensation Committee. The Human Resources & Compensation Committee reviews the compensation of members of the Board on an annual basis and makes recommendations to the Board. The Board considers their remuneration appropriate given the time commitment, risk and responsibilities associated with the position. The current members of the Human Resources & Compensation Committee are Messrs. Michael J.L. Kirby (Chairman), Robert J. Kamerschen, Scott L. Kauffman, and Clare Copeland. The Human Resources & Compensation Committee’s current charter is available at www.mdc-partners.com/ir/governance.asp.

Other Board Committees

The Board conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Human Resources & Compensation Committee and the Nominating and Corporate Governance Committee. Copies of the charters of these committees are available, free of charge at MDC Partners’ website located at http://www.mdc-partners.com/ir/governance.asp.

In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Assessments

The Nominating and Corporate Governance Committee is responsible for developing and recommending standards of performance of the Board, its committees and the individual directors through administration of an annual questionnaire. It is the responsibility of the Nominating and Corporate Governance Committee to assess the effectiveness of the Board as a whole and the committees of the Board. Participation of directors is expected at all Board and committee meetings. Directors are asked to notify MDC Partners if they are unable to attend, and attendance at meetings is duly recorded.

FORM OF PROXY — CLASS A SHARES

MDC PARTNERS INC.

FORM OF PROXY

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF MDC PARTNERS INC. (“MDC PARTNERS”) FOR USE AT THE ANNUAL AND SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON JUNE 2, 2009.

The undersigned, a shareholder of MDC Partners, hereby nominates, constitutes and appoints as his or her nominee Mr. Miles S. Nadal, or failing him, Mr. Mitchell Gendel, or instead of any of the foregoing (strike out preceding names and print name of alternative nominee), with full power of substitution, to attend and vote all of the common shares of MDC Partners held by the undersigned for and on behalf of the undersigned at the annual and special meeting of shareholders of MDC Partners to be held on Tuesday, June 2, 2009 at the Core Club, 66 E. 55th Street, New York, N.Y. commencing at 10:30 a.m. (New York City time) (the “Meeting”) and at any adjournment or postponement thereof in the manner indicated:

1.	The nominees proposed by management to act as directors of MDC Partners, to hold office until successors are elected at the next annual meeting of MDC Partners, or any adjournment or postponement thereof, or until his successor is otherwise elected, are:

Miles S. Nadal
Robert J. Kamerschen
Clare Copeland
Thomas N. Davidson
Scott L. Kauffman
Michael J.L. Kirby
Stephen M. Pustil

to Vote FOR ☐ all nominees listed above (except for the following nominees from whom I withhold my vote):

or to ☐ WITHOLD from Voting for all nominees

2.	to Vote FOR ☐ or to ☐ WITHHOLD from Voting, (or, if no specification is made, FOR), a resolution appointing BDO Seidman, LLP to act as auditors of MDC Partners and to authorize the directors to fix their remuneration.
3.	to Vote FOR ☐ or ☐ AGAINST (or, if no specification is made, FOR), a resolution approving the proposed amendments to the Company’s 2005 Stock Incentive Plan.
4.	to Vote FOR ☐ or ☐ AGAINST (or, if no specification is made, FOR), a resolution approving the proposed amendment to the Company’s SARS Plan.

I HEREBY REVOKE ANY PRIOR PROXY OR PROXIES. WITH RESPECT TO AMENDMENTS OR VARIATIONS TO ANY MATTER IN THE NOTICE OF MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, I HEREBY CONFER DISCRETIONARY AUTHORITY ON THE PERSON WHO VOTES AND ACTS ON MY BEHALF HEREUNDER TO VOTE WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE ABOVE MATTERS AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AS HE OR SHE THINKS FIT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED.

DATED this   day of  , 2009.

PRINT NAME:

Signature of Registered Shareholder:

Number of Class A Shares Represented Hereby:

INSTRUCTIONS FOR PROXY:

1.	This proxy must be dated and signed by a shareholder or his or her attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized. When signing in a fiduciary or representative capacity, please give full title as such.
2.	A shareholder has the right to appoint a person to attend and act for him or her and on his or her behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling in the name of such person in the blank space provided and striking out the names of management’s nominees. A person appointed as nominee to represent a shareholder need not be a shareholder of MDC Partners. A person appointed as your proxy holder must be present at the Meeting to vote.
3.	If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of MDC Partners.
4.	Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.
5.	To be valid, this proxy must be received by the proxy department of CIBC Mellon Trust Company, Attn: Proxy Department, P.O. Box 721, Agincourt, Ontario M1S 0A1, not later than 5:00 pm (Eastern Daylight Time) on Monday, June 1, 2009, or 48 hours before the time of the holding of any adjourned or postponed Meeting, or delivered to the Chairman on the day of the Meeting or any adjournment or postponement thereof.
6.	Any of the joint holders of common shares of MDC Partners may sign a form of proxy in respect of such common shares but, if more than one of them is present at the Meeting or represented by proxy holder, then that one of them whose name appears first in the register of the holders of such common shares, or that one’s proxy holder will alone be entitled to vote in respect thereof.
7.	Important notice regarding the availability of Proxy Materials for the Annual and Special Meeting of Shareholders to be held on June 2, 2009: this Proxy Statement and the 2008 Annual Report to Shareholders are available on our website at http://www.mdc-partners.com/investors.html.

FORM OF PROXY — CLASS B SHARES

MDC PARTNERS INC.

FORM OF PROXY

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF MDC PARTNERS INC. (“MDC PARTNERS”) FOR USE AT THE ANNUAL AND SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON JUNE 2, 2009.

The undersigned, a shareholder of MDC Partners, hereby nominates, constitutes and appoints as his or her nominee Mr. Miles S. Nadal, or failing him, Mr. Mitchell Gendel, or instead of any of the foregoing (strike out preceding names and print name of alternative nominee), with full power of substitution, to attend and vote all of the common shares of MDC Partners held by the undersigned for and on behalf of the undersigned at the annual and special meeting of shareholders of MDC Partners to be held on Friday, June 2, 2009 at the Core Club, 66 E. 55th Street, New York, N.Y. commencing at 10:30 a.m. (New York City time) (the “Meeting”) and at any adjournment or postponement thereof in the manner indicated:

1.	The nominees proposed by management to act as directors of MDC Partners, to hold office until successors are elected at the next annual meeting of MDC Partners, or any adjournment or postponement thereof, or until his successor is otherwise elected, are:

Miles S. Nadal
Robert J. Kamerschen
Clare Copeland
Thomas N. Davidson
Scott L. Kauffman
Michael J.L. Kirby
Stephen M. Pustil

to Vote FOR ☐ all nominees listed above (except for the following nominees from whom I withhold my vote):

or to ☐ WITHOLD from Voting for all nominees

2.	to Vote FOR ☐ or to ☐ WITHHOLD from Voting, (or, if no specification is made, FOR), a resolution appointing BDO Seidman, LLP to act as auditors of MDC Partners and to authorize the directors to fix their remuneration.
3.	to Vote FOR ☐ or ☐ AGAINST (or, if no specification is made, FOR), a resolution approving the proposed amendments to the Company’s 2005 Stock Incentive Plan.
4.	to Vote FOR ☐ or ☐ AGAINST (or, if no specification is made, FOR), a resolution approving the proposed amendment to the Company’s SARS Plan.

I HEREBY REVOKE ANY PRIOR PROXY OR PROXIES. WITH RESPECT TO AMENDMENTS OR VARIATIONS TO ANY MATTER IN THE NOTICE OF MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, I HEREBY CONFER DISCRETIONARY AUTHORITY ON THE PERSON WHO VOTES AND ACTS ON MY BEHALF HEREUNDER TO VOTE WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE ABOVE MATTERS AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AS HE OR SHE THINKS FIT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED.

DATED this   day of  , 2009.

PRINT NAME:

Signature of Registered Shareholder:

Number of Class B Shares Represented Hereby:

INSTRUCTIONS FOR PROXY:

1.	This proxy must be dated and signed by a shareholder or his or her attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized. When signing in a fiduciary or representative capacity, please give full title as such.
2.	A shareholder has the right to appoint a person to attend and act for him or her and on his or her behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling in the name of such person in the blank space provided and striking out the names of management’s nominees. A person appointed as nominee to represent a shareholder need not be a shareholder of MDC Partners. A person appointed as your proxy holder must be present at the Meeting to vote.
3.	If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of MDC Partners.
4.	Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.
5.	To be valid, this proxy must be received by the proxy department of CIBC Mellon Trust Company, Attn: Proxy Department, P.O. Box 721, Agincourt, Ontario M1S 0A1, not later than 5:00 pm (Eastern Daylight Time) on Monday, June 1, 2009, or 48 hours before the time of the holding of any adjourned or postponed Meeting, or delivered to the Chairman on the day of the Meeting or any adjournment or postponement thereof.
6.	Any of the joint holders of common shares of MDC Partners may sign a form of proxy in respect of such common shares but, if more than one of them is present at the Meeting or represented by proxy holder, then that one of them whose name appears first in the register of the holders of such common shares, or that one’s proxy holder will alone be entitled to vote in respect thereof.
7.	Important notice regarding the availability of Proxy Materials for the Annual and Special Meeting of Shareholders to be held on June 2, 2009: this Proxy Statement and the 2008 Annual Report to Shareholders are available on our website at http://www.mdc-partners.com/investors.html.